SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

Soliciting Material Pursuant to ss. 240.14a-12

                          HILLIARD LYONS RESEARCH TRUST
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                          HILLIARD LYONS RESEARCH TRUST

                                  SENBANC FUND


                                                                   July 18, 2005


Dear Shareholder:

      The Board of Trustees of Hilliard Lyons Research Trust (the "Trust") is pleased to invite you to a Special Meeting of Shareholders (the "Meeting") of the Senbanc Fund (the "Existing Fund") to be held at 10:00 a.m. (Eastern time) on August 29, 2005, at Kye's I at Watertown Square, Building 1 - Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana, 47130, to act on the proposed reorganization of the Existing Fund into a newly organized portfolio of The RBB Fund, Inc. ("RBB"), also named the Senbanc Fund (the "New Fund"). The New Fund will be substantially similar to the Existing Fund. The specific details of and reasons for the reorganization are discussed in the enclosed Proxy Statement. Please read it carefully.

      In connection with the reorganization, you also will be asked at the Meeting to approve an investment advisory agreement for the New Fund with Hilliard Lyons Research Advisors (the "Adviser"), the current investment adviser to the Existing Fund, which is described in the enclosed Proxy Statement. The day-to-day management of the New Fund is thus expected to be substantially identical to that of the Existing Fund, and as further discussed in the Proxy Statement, the fees paid under the proposed investment advisory agreement will be the same as the investment advisory fees currently paid by the Existing Fund. In addition, at the Meeting you will be asked to ratify the election of those individuals who currently serve as directors of RBB. Information concerning the RBB directors is provided in the Proxy Statement as well.

      Shareholders of record at the close of business on June 29, 2005, are entitled to notice of and to vote at the Meeting and any adjournment thereof.

      AS FURTHER EXPLAINED IN THE ACCOMPANYING PROXY STATEMENT, THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSED REORGANIZATION AGREEMENT, THE PROPOSED INVESTMENT ADVISORY AGREEMENT AND THE RATIFICATION OF THE ELECTION OF THE CURRENT DIRECTORS OF RBB.

      YOUR VOTE IS IMPORTANT TO US. PLEASE REVIEW THE ENCLOSED MATERIALS AND, IF YOU DO NOT PLAN TO ATTEND THE MEETING, COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY. IT IS IMPORTANT THAT YOU RETURN THE PROXY CARD TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. YOU ALSO MAY VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD TO USE THESE METHODS OF VOTING.

      We look forward to your attendance at the Meeting or receiving your Proxy Card or your Internet or telephone instructions so that your shares may be voted at the Meeting.

                                        Sincerely,


                                        /s/ James M. Rogers
                                        James M. Rogers
                                        President

                          HILLIARD LYONS RESEARCH TRUST
                              501 SOUTH 4TH STREET
                           LOUISVILLE, KENTUCKY 40202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 29, 2005


July 18, 2005


To the Shareholders of the
Senbanc Fund:

      A Special Meeting of Shareholders (the "Meeting") of the Senbanc Fund (the "Existing Fund") will be held on August 29, 2005, at 10:00 a.m. (Eastern time) at Kye's I at Watertown Square, Building 1 - Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana, 47130, for the purpose of considering and voting upon:


1. Approval of a proposed Agreement and Plan of Reorganization dated as of July 8, 2005 by and between Hilliard Lyons Research Trust (the "Trust") and The RBB Fund, Inc. ("RBB"), which provides for and contemplates: (a) the transfer of all of the assets of the Existing Fund to a newly organized portfolio of RBB, also named the Senbanc Fund (the "New Fund") and the assumption by the New Fund of all of the liabilities of the Existing Fund, in exchange for shares of the New Fund of equal value; (b) the distribution of the shares of the New Fund to shareholders of the Existing Fund; and (c) the termination, dissolution and complete liquidation of the Trust. (Approval of Proposal 1 is conditioned upon the approval of Proposals 2 and 3)


2. Approval of a proposed Investment Advisory Agreement for the New Fund with Hilliard Lyons Research Advisors (the "Adviser").


3.    Ratification of the election of the current directors of RBB:

      Julian A. Brodsky
      Francis J. McKay
      Arnold M. Reichman
      Marvin E. Sternberg
      Robert Sablowsky
      J. Richard Carnall


4. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

      The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on June 29, 2005 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSALS.

      YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE PROXY CARD THAT IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU ALSO MAY RETURN PROXIES BY (1) TOUCH-TONE TELEPHONE VOTING OR (2) VOTING OVER THE INTERNET. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE SECRETARY OF THE TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                        By Order of the Board of Trustees


                                        /s/ Jeannie L. Oster
                                        Jeannie L. Oster, Secretary

                          HILLIARD LYONS RESEARCH TRUST
                              501 SOUTH 4TH STREET
                           LOUISVILLE, KENTUCKY 40202

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Hilliard Lyons Research Trust (the "Trust") for use at a Special Meeting of Shareholders of the Senbanc Fund (the "Existing Fund") and any adjournment(s) thereof (the "Meeting") to be held on August 29, 2005, at 10:00 a.m. (Eastern time) at Kye's I at Watertown Square, Building 1 - Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130. Proxies will be solicited primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone, facsimile, Internet, telegraph or personal interview. In addition, PFPC Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $36,000, which will be paid by Hilliard Lyons Research Advisors as noted below.


      Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and accompanying Proxy Card will first be mailed to shareholders on or about July 18, 2005.

      Only shareholders of record at the close of business on June 29, 2005 ("Record Date") will be entitled to notice of, and to vote at, the Meeting. On the Record Date, 14,379,279.667 shares were outstanding and entitled to vote at the Meeting.


      Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held.

      At the Meeting, shareholders will be asked to act on the following proposals:


      1. To approve a proposed Agreement and Plan of Reorganization dated as of July 8, 2005 by and between the Trust and The RBB Fund, Inc. ("RBB"), which provides for and contemplates (a) the transfer of all of the assets of the Existing Fund to a newly organized portfolio of RBB, also named the Senbanc Fund (the "New Fund"), and the assumption by the New Fund of all of the liabilities of the Existing Fund, in exchange for shares of the New Fund of equal value; (b) the distribution of the shares of the New Fund to shareholders of the Existing Fund; and (c) the termination, dissolution and complete liquidation of the Trust. (Approval of Proposal 1 is conditioned on approval of Proposals 2 and 3)


      2. To approve an Investment Advisory Agreement for the New Fund with Hilliard Lyons Research Advisors (the "Adviser").

      3. To ratify the election of the current directors of RBB:

            Julian A. Brodsky
            Francis J. McKay
            Arnold M. Reichman
            Marvin E. Sternberg
            Robert Sablowsky
            J. Richard Carnall


      4. To act upon any other business properly brought before the Meeting.

      THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR EACH OF THE PROPOSALS.

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed reorganization and of the information contained in this Proxy Statement. Please review the full Proxy Statement prior to casting your vote.

Q: WHAT ARE SHAREHOLDERS OF THE EXISTING FUND BEING ASKED TO VOTE UPON?

A: Shareholders of the Existing Fund are being asked to consider and (1) approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") that provides for the reorganization of the Existing Fund into the New Fund; (2) approve an Investment Advisory Agreement for the New Fund with the Adviser, and
(3) ratify the election of the current directors of RBB.

Q. WHY IS THE REORGANIZATION OF THE EXISTING FUND INTO THE NEW FUND BEING PROPOSED?

A: The Adviser recently made a strategic decision to focus its efforts on portfolio management and reduce its role with respect to the administrative, governance and regulatory responsibilities of operating a mutual fund. The Adviser proposed and the Board of Trustees of the Trust approved that, subject to the approval of shareholders of the Existing Fund, the assets and liabilities of the Existing Fund be transferred to the New Fund, a newly organized portfolio of RBB. The Adviser believes that the proposed reorganization would allow the Existing Fund to be reorganized into the New Fund and brought into RBB for its ongoing operation, management and sales in an efficient manner. As proposed, the Adviser would serve as the New Fund's investment adviser, subject to the direction of the RBB Board of Directors. If shareholders approve the proposed Investment Advisory Agreement for the New Fund, the individuals that currently perform day-to-day portfolio management services for the Existing Fund would continue to perform day-to-day portfolio management services for the New Fund.

Q: WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

A: The meeting of shareholders to consider the proposals is scheduled to occur on August 29, 2005. If all necessary approvals are obtained, the proposed reorganization will likely take place on or around August 31, 2005.

Q: HOW IS THE EXISTING FUND PROPOSED TO BE REORGANIZED?

A: The proposed Reorganization Agreement, approved by the Trust's Board of Trustees, contemplates the reorganization of the Existing Fund into the New Fund, which has not yet commenced operations. The New Fund was created to continue the operations of the Existing Fund. The New Fund has the same investment objective and policies as the Existing Fund.

Q: HOW DO THE EXPENSES OF THE EXISTING FUND AND THE NEW FUND COMPARE?


A: The New Fund will have the same investment advisory fees as the Existing Fund and lower total fund operating expenses than the Existing Fund. In addition, the Adviser will maintain an expense limitation or cap on the total fund operating expenses of the New Fund that is the same as that currently in place with respect to the total fund operating expenses of the Existing Fund.


Q: WHAT ARE THE COSTS AND FEDERAL TAX IMPLICATIONS TO SHAREHOLDERS IN CONNECTION WITH THE PROPOSED REORGANIZATION?

A: The costs of the reorganization will be borne by the Adviser and not by Existing Fund shareholders. No sales charge will be imposed on the shares of the New Fund issued to you in the reorganization, which means that the aggregate value of the New Fund shares issued to you will be equal to the aggregate value of the Existing Fund shares that you own immediately prior to the reorganization. In addition, the exchange of Existing Fund shares for New Fund shares will be tax-free under federal tax laws.

Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the decisions about the reorganization, the Investment Advisory Agreement and the ratification of the election of the RBB directors. Additionally, your immediate response on the enclosed Proxy Card, over the Internet or by telephone will help save the costs of any further solicitations.

Q: HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A: After careful consideration, the Board of Trustees of the Trust, which is comprised entirely of "disinterested trustees," unanimously approved the proposed reorganization, the proposed Investment Advisory Agreement with the Adviser, and the ratification of the election of the RBB directors and recommend that you vote "FOR" the proposals.

Q: WHOM DO I CALL IF I HAVE QUESTIONS?


A: We will be happy to answer your questions about this proxy solicitation. Please call us at 1-877-456-6399 between 8:30 a.m. and 5:00 p.m., Eastern time, Monday through Friday.


Q: HOW DO I VOTE?

A: You may use the enclosed postage-paid envelope to mail your Proxy Card. You may also vote over the Internet or by telephone. Please follow the instructions on the enclosed Proxy Card to utilize these methods of voting.

Q: WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

A: If shareholders do not approve the reorganization, the reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the Existing Fund and its shareholders. The reorganization is contingent upon shareholder approval of the proposed Investment Advisory Agreement with the Adviser and the ratification of the election of the RBB directors.

               PROPOSAL ONE: APPROVAL OF REORGANIZATION AGREEMENT

      The Reorganization Agreement, which is attached as Appendix A to this Proxy Statement, provides for the transfer of all of the assets of the Existing Fund to the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund, in exchange for shares of the New Fund of equal value. Each of the Trust and RBB is registered as an open-end management investment company (mutual fund) under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the reorganization, shareholders of the Existing Fund will become shareholders of the New Fund.

      If all of the proposals described in this Proxy Statement are approved and the transactions contemplated by the Reorganization Agreement are consummated, the Trust will terminate, dissolve and completely liquidate, including applying to be deregistered as an open-end management investment company under the 1940 Act.

      REASONS FOR THE REORGANIZATION. The Trustees of the Trust have unanimously approved, subject to shareholder approval, a proposal for the Existing Fund to effectuate the transactions set forth in the Reorganization Agreement. The Board's approval was based on a number of factors, including:

o The Adviser's strategic decision to focus its efforts on portfolio management and reduce its role with respect to the administrative, governance and regulatory responsibilities of operating a mutual fund and its proposal that the Existing Fund be reorganized into the New Fund and brought into RBB for its ongoing operation, management and sales.

o RBB presents the opportunity to operate in a lower cost structure than the current structure of the Trust because the New Fund will be part of a larger fund complex, which provides the ability to spread certain relatively fixed costs, such as legal fees and directors' fees, over a larger number of mutual funds.

o The shareholder services and privileges available to the New Fund will be substantially the same as those available to the Existing Fund.

o The New Fund will have the same investment objective, policies and limitations that the Existing Fund currently has.

o The Adviser will serve as the investment adviser to the New Fund, on substantially similar terms and conditions, and subject to the same contractual investment advisory fee rate.

o The projected post-reorganization total fund operating expense ratio (before and after any waivers) of the New Fund will be lower than that of the Existing Fund.

o The expenses of the reorganization will be borne in their entirety by the Adviser.

o For federal income tax purposes, the reorganization is intended to be a tax-free transaction for the Existing Fund and its shareholders.

o The composition of the Board of Directors of RBB generally, and the experience and qualifications of the directors and officers.

If the reorganization is approved, RBB will consist of 19 mutual fund portfolios.

      DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides that all of the assets of the Existing Fund will be transferred to and acquired by the New Fund and the New Fund will assume all of the liabilities of the Existing Fund in exchange for full and fractional shares issued by the New Fund. Shares issued by the New Fund will have the same aggregate dollar value as the aggregate dollar value of the shares of the Existing Fund immediately prior to the effective time of the reorganization. Immediately after the effective time of the reorganization, the Existing Fund will distribute to shareholders of the New Fund the shares received by the Existing Fund in the reorganization in liquidation of the Existing Fund. Each shareholder of record of the Existing Fund at the effective time of the reorganization will receive shares of the New Fund equal in number and with the same aggregate dollar value as the shares such shareholder held in the Existing Fund prior to the effective time of the reorganization. Each Existing Fund shareholder of record at the effective time of the reorganization will receive any unpaid dividends or distributions declared before the effective time of the reorganization.

      RBB will establish an account for each former shareholder of the Existing Fund that will reflect the number of New Fund shares distributed to that shareholder. The New Fund shares issued in the reorganization will be in uncertificated form.

      Please note that a vote for or against the Reorganization Agreement represents a vote for or against the reorganization of the Existing Fund into the New Fund. If all of the proposals described in this Proxy Statement are approved and the transactions contemplated by the Reorganization Agreement are consummated, the Existing Fund will transfer all of its assets to the New Fund and the New Fund will assume all of the liabilities of the Existing Fund as of the effective time of the reorganization, all outstanding shares of the Existing Fund will be redeemed and cancelled in exchange for shares of the New Fund, and the Trust will terminate, dissolve and completely liquidate, including applying to be deregistered as an investment company under the 1940 Act.

      The Reorganization is subject to a number of conditions, including: (i) approval by the Existing Fund shareholders of the Reorganization Agreement and the transactions contemplated thereby; (ii) approval by the Existing Fund shareholders of the Investment Advisory Agreement for the New Fund with the Adviser; (iii) ratification by the Existing Fund shareholders of the election of the current directors of RBB; (iv) the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of RBB's counsel addressed to the Trust indicating that the New Fund shares issued in the Reorganization will be validly issued, fully paid and non-assessable and an opinion of RBB's counsel with respect to certain tax matters); (v) the receipt of certain certificates from the parties concerning the accuracy of the representations and warranties in the Reorganization Agreement; and (vi) the parties' performance in all material respects of their respective covenants and undertakings as described in the Reorganization Agreement.

      The Reorganization Agreement provides that the Adviser has agreed to pay all expenses, including any proxy solicitation costs, associated with the reorganization, or will cause one of its affiliates to do so. The Reorganization Agreement also provides, among other things, that the Reorganization Agreement may be terminated at any time upon the mutual consent of both the Trust and RBB, or by either the Trust or RBB under certain conditions, and that the officers of the Trust and RBB may amend the Reorganization Agreement as authorized by their respective Boards of Trustees or Directors.

      EVALUATION BY THE BOARD OF TRUSTEES OF THE TRUST. The Adviser discussed the proposed reorganization with the trustees at meetings held on April 12, 2005 and May 24, 2005 and on an informal basis prior thereto. The Trust's Board met on May 24, 2005 to consider the reorganization proposed by the Adviser in connection with the Adviser's strategic decision to focus its efforts on portfolio management and reduce its role with respect to the administrative, governance and regulatory responsibilities of operating a mutual fund. Prior to the meeting, the Board of Trustees requested such information as they deemed reasonably necessary to evaluate the proposed reorganization. Each of the trustees of the Trust was provided with detailed information about the reorganization. These materials summarized the principal terms and conditions of the reorganization, including the intention that the reorganization be completed on a tax-free basis for the Existing Fund and its shareholders. In addition, the trustees received comparative information about the Existing Fund and the New Fund, including information concerning, but not limited to, the following matters: (i) the investment objective, policies and limitations of the New Fund;
(ii) the advisory, distribution and other servicing arrangements of the New Fund; and (iii) the expenses of the New Fund, which are expected to be lower than the expenses of the Existing Fund.

      During its deliberations, the Trust's Board (with the advice and assistance of counsel) considered among other factors, (i) the investment advisory and other fees that will be paid by the New Fund, and the projected expense ratio of the New Fund as compared with those of the Existing Fund, and, in particular noted that the new Fund's expense ratio was anticipated to be lower than that of the Existing Fund; (ii) the investment objective, policies and limitations of the New Fund; (iii) the shareholder services offered by RBB are substantially similar to those offered by the Trust; (vi) the terms and conditions of the Reorganization Agreement; (vii) the anticipated tax consequences of the reorganization for the Existing Fund and its shareholders and in particular, that the reorganization would be a tax-free reorganization;
(vi) the fact that the persons responsible for managing the Existing Fund's investment portfolio are expected to manage the New Fund's investment portfolio after the reorganization; (vii) the fact that the Adviser or an affiliate thereof will bear all costs of the reorganization; and (viii) the fact that the Adviser or an affiliate thereof has agreed to pay for tail insurance coverage for the trustees which would provide insurance coverage for the trustees for certain liabilities and expenses the trustees may incur arising by reason of having served as a trustee of the Trust.

      After consideration of the foregoing and other factors, the trustees of the Trust, all of whom are not "interested persons" (as defined by the 1940 Act) of the Trust ("Disinterested Trustees"), unanimously determined that the reorganization is in the best interests of shareholders of the Existing Fund, and that the interests of the shareholders of the Existing Fund will not be diluted as a result of the reorganization.

      CAPITALIZATION. The total net assets, shares outstanding and net asset value per share for the New Fund are expected to be the same as those of the Existing Fund at the effective time of the reorganization because the New Fund will not have commenced operations prior to that time.

      FEDERAL INCOME TAX CONSIDERATIONS. The Existing Fund and the New Fund each intends to qualify as of the effective time of the reorganization as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Existing Fund has been, and the New Fund expects to be, relieved of federal income tax liability.

      Consummation of the reorganization is subject to the condition that the Trust and RBB receive an opinion from Drinker Biddle & Reath LLP, counsel to RBB, substantially to the effect that, for federal income tax purposes:

            (i) the reorganization will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

            (ii) no gain or loss will be recognized by the Existing Fund upon the transfer of all of its assets and all of its liabilities to the New Fund in exchange for New Fund shares;

            (iii) no gain or loss will be recognized by the New Fund upon the receipt of all of the assets and assumption of all of the liabilities of the Existing Fund in exchange for New Fund shares;

            (iv) the basis of the Existing Fund's assets received by the New Fund pursuant to the reorganization will be the same as the basis of those assets in the hands of the Existing Fund immediately prior to the reorganization;

            (v) the holding period of the Existing Fund's assets in the hands of the New Fund will include the period for which such assets have been held by the Existing Fund;

            (vi) no gain or loss will be recognized by the Existing Fund on the distribution to its shareholders of New Fund shares to be received by the Existing Fund in the reorganization;

            (vii) no gain or loss will be recognized by the shareholders of the Existing Fund upon their receipt of New Fund shares in exchange for such shareholders' shares of the Existing Fund;

            (viii) the basis of the New Fund shares received by the shareholders of the Existing Fund will be the same as the basis of the Existing Fund shares surrendered by such shareholders pursuant to the reorganization;

            (ix) the holding periods for the New Fund shares received by each Existing Fund shareholder will include the holding periods during which such shareholder held the Existing Fund shares surrendered therefor, provided that the Existing Fund shares are held as a capital asset in the hands of such Existing Fund shareholder on the date of the exchange; and

            (x) the New Fund will succeed to all other tax attributes of the Existing Fund for federal income tax purposes.

      The Trust and RBB have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the reorganization. The opinion of Drinker Biddle & Reath LLP with respect to the federal income tax consequences of the reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.

                COMPARISON OF THE NEW FUND AND THE EXISTING FUND

      INVESTMENT OBJECTIVES AND POLICIES. The New Fund is a newly organized portfolio of RBB that has been specifically created for the purpose of the reorganization. Following the reorganization, the New Fund will carry on the business of the Existing Fund. The New Fund will have the same investment objective, policies and limitations as the Existing Fund.

      EXPENSES. It is projected that the total operating expense ratio for the New Fund after the reorganization will be lower than the total operating expense ratio for the Existing Fund. Detailed PRO FORMA expense information is presented in the table below and it based on actual expenses for the fiscal year ended June 30, 2004. Expenses shown below for the Existing Fund are actual expenses for the fiscal year ended June 30, 2004.

--------------------------------------------------------------------------------

                                                      EXISTING FUND     NEW FUND
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)(1)          2.25%          2.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price)(2)                          None           None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                                      None           None
--------------------------------------------------------------------------------
Redemption Fee                                            None           None(3)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID
OUT OF FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees                                           0.60%          0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees(4)                              0.25%          0.25%
--------------------------------------------------------------------------------
Other Expenses                                            0.40%          0.35%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(5)                   1.25%          1.20%
--------------------------------------------------------------------------------

----------
(1) Each of the Existing Fund and New Fund has a maximum front-end sales charge of 2.25%; however, cumulative investments of at least $500,000 over thirteen (13) months will be assessed a sales charge of 1.75% and cumulative investments of at least $1,000,000 over thirteen (13) months will not be assessed a sales charge.

(2) Purchases of $1,000,000 or more with respect to each of the Existing Fund and New Fund are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments, in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

(3) Shareholders of the New Fund requesting redemptions by wire will be charged a wire redemption fee, currently $7.50.

(4) Amount represents the actual distribution fees incurred by the Existing Fund for the fiscal year ended June 30, 2004 and expected to be incurred by the New Fund after the reorganization. Each of the Existing Fund and New Fund is authorized to pay up to 0.60% of the Fund's average daily net assets annually.


(5) The Adviser has agreed to voluntarily cap the Existing Fund's and New Fund's total annual operating expense at 1.75% of the average daily net assets. The Existing Fund's actual Total Annual Fund Operating Expenses were below the 1.75% limit for the fiscal year ended June 30, 2004. The Adviser may terminate the voluntary cap upon notice to the Board of Trustees or Directors of the Existing Fund or New Fund, respectively.

Example*

      You would pay the following expenses on a $10,000 investment assuming (1) 5% gross annual return, and (2) the Funds' operating expenses remain the same as those shown in the above table.

--------------------------------------------------------------------------------
                                               EXISTING FUND            NEW FUND
                                               -------------            --------

--------------------------------------------------------------------------------
1 year                                            $  349                 $  345
--------------------------------------------------------------------------------
3 years                                           $  613                 $  597
--------------------------------------------------------------------------------
5 years                                           $  896                 $  870
--------------------------------------------------------------------------------
10 years                                          $1,702                 $1,647
--------------------------------------------------------------------------------

*These examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. These examples assume that all dividends and other distributions are reinvested.

      INVESTMENT ADVISER. The Adviser serves as investment adviser to the Existing Fund and also will serve as investment adviser to the New Fund. See "PROPOSAL TWO: APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT WITH THE ADVISER" below for additional information about the Adviser.

      ADMINISTRATIVE AND FUND ACCOUNTING SERVICES. PFPC Inc. ("PFPC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator to the Trust. In its capacity as administrator, PFPC provides the Trust with corporate secretarial services, prepares and files various reports with the appropriate regulatory agencies, assists in preparing various materials required by the Securities and Exchange Commission, provides accounting and bookkeeping services for the Existing Fund, including the computation of the Existing Fund's net asset value, net income and realized capital gains, if any, and prepares various materials required by any state securities commission having jurisdiction over the Trust. For these administrative and fund accounting services, PFPC receives a fee equal to an annual rate of 0.11% of the first $250 million of the Existing Fund's average daily net assets, 0.085% of the next $250 million of average daily net assets, 0.06% of the next $250 million of average daily net assets, and 0.04% of the average daily net assets in excess of $750 million.

      PFPC also will serve as administrator to the New Fund and will perform substantially the same services as it currently provides to the Existing Fund. For its services as administrator and fund accountant, PFPC will be entitled to a fee equal to an annual rate of 0.095% of the first $250 million of the Existing Fund's average daily net assets, 0.08% of the next $250 million of average daily net assets, 0.06% of the next $250 million of average daily net assets, and 0.04% of the average daily net assets in excess of $750 million.

      REGULATORY ADMINISTRATION SERVICES. PFPC provides regulatory administration services to the Existing Fund and also provides regulatory administration services to RBB. These services include the preparation and coordination of the Fund's annual post-effective amendment filing and supplements to the Fund's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to RBB's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of RBB.

      OTHER SERVICE PROVIDERS. The following chart lists the other service providers currently used by the Existing Fund and those that will be used by the New Fund after the reorganization. In all cases, the types of services provided to the Existing Fund and the New Fund under their service agreements are substantially similar.

                                     EXISTING FUND                              NEW FUND
                                     -------------                              --------
Distributor                 J.J.B. Hilliard, W.L. Lyons, Inc.     PFPC Distributors, Inc.
                            501 South 4th Street                  760 Moore Road
                            Louisville, Kentucky 40202            King of Prussia, Pennsylvania 19406

Transfer Agent              PFPC Inc.                             PFPC Inc.

Custodian                   PFPC Trust Company                    PFPC Trust Company

Independent Registered      Deloitte & Touche LLP                 Deloitte & Touche LLP
Public Accounting Firm

      SALES LOADS AND DISTRIBUTION ARRANGEMENTS. Shares of the Existing Fund are, and shares of the New Fund will be, offered at net asset value plus a front-end sales load equal to 2.25% at the time of purchase. Purchases of $1 million or more are not subject to an initial sales charge, but they are subject to a contingent deferred sales charge ("CDSC") in the event of redemption within 12 months following the share purchase. The CDSC equals 1% of the lesser of the value of the shares at the time of redemption (excluding reinvested dividends and capital gains distributions) and the original cost of the shares. Cumulative investments of at least $500,000 over 13 months will be assessed a sales charge of 1.75% and cumulative investments of at least $1 million over 13 months will not be subject to a sales charge.

      The Trust's Board has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act which permits the Existing Fund to reimburse its distributor in an amount up to 0.60% of the average daily net assets of the Existing Fund for distribution expenses actually incurred. The Board of Directors of RBB has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with the same provisions.

      SHAREHOLDER TRANSACTIONS AND POLICIES. The Existing Fund and New Fund offer generally similar shareholder transactions and policies. The following charts compare the purchase, redemption and exchange policies of the Existing Fund and New Fund.

      PURCHASE POLICIES

                                        EXISTING FUND:                              NEW FUND:
                                        --------------                              ---------
Minimum Initial Investment                   $250                                      $250

Minimum                                      $100                                      $100
Subsequent
Investments

Purchase Methods           Through a J.J.B. Hilliard, W.L. Lyons,      Through financial intermediaries,
                           Inc. ("Hilliard Lyons") investment          including a Hilliard Lyons investment
                           broker; through financial intermediaries    broker; through an automatic investment
                           who have agreements with the distributor;   plan; through various retirement plans.
                           through an automatic investment plan;
                           through various retirement plans.

      REDEMPTION PROCEDURES

                                               EXISTING FUND:          NEW FUND:
                                               --------------          ---------

Through a Hilliard Lyons investment                  Yes                  Yes
broker or other financial intermediary

By mail, telephone, or wire                          Yes                  Yes

By systematic withdrawal plan                        Yes                  Yes

      Both the Existing Fund and the New Fund may redeem shares if the balance in a shareholder's account falls below $250 as a result of selling or exchanging shares. In such event, the Trust or RBB will provide shareholders with 30 days' written notice of such fact and an opportunity to raise the account balance prior to any redemption.

      PRICING OF SHARES OF THE EXISTING FUND AND NEW FUND

      For processing purchase and redemption orders, the net asset value ("NAV") per share of each of the Existing Fund and the New Fund are calculated each business day at 4:00 p.m. (Eastern time). Orders for the purchase or redemption of shares are priced at the next NAV calculated after an order is received.

      DIVIDENDS AND DISTRIBUTIONS

      Each of the Existing Fund and New Fund pays dividends and distributes any net realized capital gains annually.

      COMPARISON OF BUSINESS STRUCTURES.

      The Trust was organized as a Delaware statutory trust on January 12, 1999. The Trust is governed by Delaware law and its Declaration of Trust and Amended and Restated By-laws. RBB was organized as a Maryland corporation on February 29, 1988 and is subject to the provisions of its Articles of Incorporation (the "Charter") and By-laws. The Trust's Declaration of Trust authorizes the Board of Trustees to divide the beneficial interest in the Trust into an unlimited number of shares in one or more series of shares, and to issue each such series in one or more classes. RBB has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.373 billion shares of RBB have been classified into 102 classes. Of those classes, 23 are active share classes that have begun investment operations. Under the Charter, the Board of Directors of RBB has the power to classify and reclassify any unissued shares of common stock from time to time.

      Each Existing Fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to the Existing Fund as are declared in the discretion of the Board of Trustees. In the event of the termination of the Existing Fund, after paying or providing for payment of all liabilities, the trustees may distribute the remaining assets to shareholders according to their respective interests. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable.

      RBB's classes of common stock have been grouped into separate "families," which include: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Robeco Investment Funds Family and the Bogle Family. Currently, the Bedford Family and the Sansom Street Family represent interests in one money market portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio and the Schneider Capital Management Family represents interests in two non-money market portfolios. Each share that represents an interest in a portfolio of RBB has an equal proportionate interest in the assets belonging to such portfolio with each other share that represents an interest in such portfolio, even where a share has a different class designation than another share representing an interest in that portfolio. Shares of a portfolio with different class designations differ only to the extent that they bear different expenses. Shares of RBB do not have preemptive or conversion rights. When issued for payment as described in the New Fund's prospectus, shares of the New Fund will be fully paid and non-assessable.

      With respect to the Trust, under Delaware law, shareholders of a statutory trust are generally entitled to the same limitation of personal liability extended to stockholders of private for profit corporations organized under Delaware's general corporation law. The Trust's

Declaration of Trust also provides that the Trust will indemnify and hold harmless a shareholder from liabilities to which the shareholder may be subject solely by reason of being a shareholder of the Existing Fund. With respect to RBB, Maryland law provides that a shareholder does not have liability for the obligations of the corporation.

      The Trust's Declaration of Trust further provides that no trustee, officer, employee or agent of the Trust will be subject to personal liability, other than to the Trust or shareholders, for acting in such capacity. Other persons may look solely to the Trust property for satisfaction of claims against a trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. The Declaration of Trust provides that the Trust will indemnify the trustees, officers, employees and agents of the Trust against liabilities and expenses incurred in connection with serving in such capacities, except with respect to any matter as to which a person has been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of the person's duties. RBB's Charter provides that, to the fullest extent permitted by the Maryland General Corporation Law, (1) no director or officer of RBB shall have any liability to RBB or its shareholders for damages and (2) RBB shall indemnify and advance expenses to its current and former directors and officers, except that directors and officers shall not be protected by RBB for any liability to RBB or its shareholders by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of the persons duties involved in the conduct of the person's office.

      The Existing Fund is not required, and does not intend, to hold annual meetings of shareholders unless certain actions specified in the Trust's Declaration of Trust must be taken by shareholders, or when the trustees consider it necessary or desirable. Meetings of shareholders of the Existing Fund will be called for purposes such as electing trustees, changing fundamental investment policies, or approving an investment advisory agreement. The Trust's Board of Trustees is required to call a meeting if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Existing Fund, provided the request specifies the purpose or purposes for which the meeting is to be called. RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's By-laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. Under current law, the Trust and RBB will be required to hold a meeting to elect board members to fill any existing vacancies on its Board if, at any time, fewer than a majority of the board members have been elected by the shareholders of the fund.

      Existing Fund shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the trustees. Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Shareholders of RBB are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights for RBB are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of RBB may elect all of the directors. Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by RBB's Charter, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

      The Trust may be terminated by: (i) the affirmative vote of the holders of two-thirds of the outstanding shares of the Existing Fund at any meeting of shareholders; (ii) a written instrument signed by a majority of the trustees and consented to by the holders of two-thirds of the outstanding shares of the Existing Fund; or (iii) the trustees by written notice to shareholders. A vote in favor of the reorganization will also authorize the Trust to terminate and liquidate after the effective time of the reorganization.

      With respect to the New Fund, the Board of Directors of RBB has the authority, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class of shares to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets of a class of shares into money and, in connection therewith, to cause all outstanding shares of such class of shares to be redeemed at their net asset value; (c) combine the assets of a class of shares with the assets belonging to one or more other classes of RBB if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class of shares to be redeemed or converted into shares of another class at their net asset value; and
(d) redeem shares of any class of shares for any other reason if the Board of Directors has determined that it is in the best interest of RBB to do so, provided that such redemption is at the net asset value of such class of shares. The exercise of this authority by the Board of Directors of RBB may be subject to certain restrictions under the 1940 Act, and other federal or state laws.

      NO APPRAISAL RIGHTS. Shareholders of the Existing Fund have no right to demand payment for their shares or any other rights of dissenting holders in the event the Existing Fund participates in any transaction that would give rise to appraisal or dissenters' rights by a stockholder of a corporation organized under Delaware law, or otherwise. Shareholders of the New Fund have no right to demand the fair value of their shares or any other rights of dissenting holders in the event the New Fund participates in any transaction that would otherwise give rise to appraisal or dissenter's rights under Maryland law so long as the value placed on the shares in the transaction is its net asset value. Shareholders of the New Fund also have no right to demand the fair value of their shares or any other rights of dissenting holders in the event of an amendment to RBB's Charter.

           PROPOSAL TWO: APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT
                                WITH THE ADVISER

      At the Meeting, shareholders of the Existing Fund will be asked to approve the Investment Advisory Agreement with the Adviser for the New Fund (the "New Advisory Agreement"), which is being submitted in connection with the proposed reorganization. Significant provisions of the New Advisory Agreement are summarized below. However, this summary is qualified in its entirety by reference to the New Advisory Agreement. A copy of the form of the New Advisory Agreement is attached as Appendix B to this Proxy Statement.

      The Adviser has served as the investment adviser of the Existing Fund, since July 1, 1999 when the Adviser, as the sole shareholder of the Existing Fund, executed the current investment advisory agreement (the "Current Advisory Agreement").

NEW INVESTMENT ADVISORY AGREEMENT

      At its May 25, 2005 meeting, the Board of Directors of RBB (the "RBB directors") approved the New Advisory Agreement with the Adviser. If all of the proposals set forth in this Proxy Statement are approved by shareholders of the Existing Fund, the New Advisory Agreement will become effective as of the effective time of the reorganization and will remain in effect until August 16, 2006, unless otherwise terminated. The New Advisory Agreement would then require the RBB directors to renew the New Advisory Agreement for successive one-year periods thereafter.

EVALUATION BY THE BOARD OF TRUSTEES OF THE TRUST

      At its meeting on May 24, 2005, the Board of Trustees of the Trust, all of whom are Disinterested Trustees, determined that the New Advisory Agreement with the Adviser is fair and reasonable and in the best interest of shareholders of the Existing Fund. The Board of Trustees noted that the New Advisory Agreement is substantially similar to the Current Advisory Agreement. The Board of Trustees also noted that at its meeting on May 10, 2005, the Board reviewed and approved the renewal of the Current Advisory Agreement, and based on the substantial similar nature of the Agreements, determined to recommend that shareholders approve the New Advisory Agreement on the basis of the services to be provided by the Adviser under the Agreement, the proposed advisory fees and other terms of the Agreement.

      In connection with its review of the renewal of the Current Advisory Agreement for the Existing Fund, the Board considered, among other factors, the nature, extent and quality of the services provided by the Adviser and the overall fairness of the Current Advisory Agreement to the Existing Fund. The Board, and the Disinterested Trustees, considered the renewal of the Current Advisory Agreement pursuant to a process that concluded at the Board's May 10, 2005 meeting following a multi-month process. At the direction of the Disinterested Trustees, counsel to the Trust sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their May 10, 2005 Board meeting. As a result, the Trustees received information from the Adviser describing: (i) the nature, extent and quality of services provided,
(ii) the investment performance of the Existing Fund, (iii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iv) the extent to which economies of scale are realized as the Existing Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Existing Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies, and
(vii) benefits realized by the Adviser (and its affiliates) from its relationship with the Existing Fund. The Disinterested Trustees also received a memorandum from counsel to the Trust describing their duties in connection with contract approvals.

      With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions performed by the Adviser, the Adviser's Form ADV, the Adviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of the Existing Fund along with performance information of a relevant securities index and a peer group of funds. This information showed that the Adviser has had good relative performance for long-term periods with respect to managing the Existing Fund. Based on the information provided and the Board's previous experience with the Adviser, the Board concluded that the nature and extent of services provided by the Adviser were appropriate and that the quality was good.


     The Board also reviewed information on the Existing Fund's expense ratio and advisory fee with comparisons to a peer group of funds. The Board noted that the Adviser does not manage other investment companies or products similar to the Existing Fund. The Board noted that the advisory fee and expense ratio for the Existing Fund were lower than the median expense ratio and advisory fee of a peer group of financial sector funds that was compiled by the Existing Fund's administrator, which is an affiliate of the Existing Fund's investment adviser. The Board concluded that the advisory fee was reasonable and appropriate in amount given the quality of services provided.


      With respect to the overall fairness of the Current Advisory Agreement, the Board primarily considered the fee structure of the Current Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Existing Fund. The Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Existing Fund. In addition, the Board considered the extent to which economies of scale are realized as the Existing Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Board reviewed the Existing Fund's asset size, the Existing Fund's expense ratio, the expense limitation in place and whether the investment process produced economies of scale. The Board noted that the Existing Fund's expense ratio is below the expense limitation and that the Existing Fund's total expense ratio decreased as Existing Fund assets increased between 2000 and 2004. As a result, the Board concluded that the Existing Fund's flat advisory fee was reasonable and appropriate.

      The Board considered that the Adviser does not engage in third-party soft dollar arrangements in connection with Existing Fund brokerage transactions. The Board also considered benefits derived by the Adviser from its relationship with the Existing Fund, including the other services provided and fees received by affiliates of the Adviser for providing such services, and concluded that the direct and indirect benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the advisory fee charged the Existing Fund and the benefits to the Existing Fund. Based on all of the information considered and the conclusions reached, the Board determined to approve the Current Advisory Agreement.

      Accordingly, after consideration of the above the Board of Trustees, including the Disinterested Trustees, approved the New Advisory Agreement and voted to recommend its approval to the shareholders of the Existing Fund.

EVALUATION BY THE BOARD OF DIRECTORS OF RBB


     At its May 25, 2005 meeting, the RBB directors discussed the written materials that the Adviser had provided and the presentations made at the meeting that described: (i) the nature, extent and quality of the Adviser's services to be provided to the New Fund; (ii) the experience and qualifications of the portfolio manager; (iii) the Adviser's investment philosophy and process;
(iv) the Adviser's assets under management; (v) the Adviser's best execution and trade allocation policies; (vi) the Adviser's current advisory fee arrangement with the Existing Fund and its proposed fee arrangement with the New Fund; (vii) information comparing the Existing Fund's performance, advisory fee and expense ratio to that of a comparable fund peer group; (viii) the Adviser's financial statements, estimated profitability analysis related to providing advisory services to the New Fund and insurance coverage; (ix) any compensation and other possible benefits to the Adviser and its affiliates arising from their advisory and other relationships with the New Fund; and (x) the extent to which economies of scale are relevant to the New Fund.


      After discussion, the RBB directors, including a majority of the directors who are not "interested persons" (as defined by the 1940 Act) of RBB ("Disinterested Directors"), concluded that the Adviser had the capabilities, resources and personnel necessary to manage the New Fund. In reaching this conclusion, the RBB directors considered the experience and quality of the portfolio manager and the performance of the Existing Fund over various periods. The RBB directors concluded that the performance for these periods was competitive.


     The RBB directors, including a majority of the Disinterested Directors, further concluded that the New Fund's proposed advisory fee is competitive with that of its peer group and is fair and reasonable. In reaching these conclusions, the RBB directors considered the comparative fee information presented in the Board materials. The RBB directors noted that the Adviser did not provide advisory fee information on its other clients, because those clients are not managed similarly to the Existing Fund or New Fund. The RBB Directors also concluded that, as demonstrated by the peer group data compiled by RBB's administrator, which is an affiliate of the Fund's investment adviser, the New Fund's estimated expense ratio is lower than the median expense ratio and advisory fee of the applicable peer group. The RBB directors further considered the Adviser's estimated profitability and determined that the expected profit to the Adviser for advisory services seemed reasonable. The RBB directors also considered that the benefits to be derived by the Adviser from managing the New Fund seemed reasonable.


      Based on the factors considered, the RBB directors, including a majority of the Disinterested Directors, concluded that it was appropriate to approve the advisory agreement.

COMPARISON OF THE NEW ADVISORY AGREEMENT AND THE CURRENT ADVISORY AGREEMENT

      Although the terms and conditions of the New Advisory Agreement and the Current Advisory Agreement are substantially similar, there are certain material differences that are discussed below.

  ADVISORY SERVICES

      Under the New Advisory Agreement, the Adviser is to provide a continuous investment program for the New Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the New Fund, subject to the supervision of the RBB directors. Under the New Advisory Agreement, the Adviser is to determine from time to time what securities and other investments are to be purchased, retained or sold and is to implement such determinations through the placement of orders for the execution of portfolio transactions with or through such brokers or dealers as it may select. The Adviser is to provide the services under the New Advisory Agreement in accordance with the New Fund's investment objective, policies and restrictions, as stated in the New Fund's prospectus and resolutions of the RBB directors.

      The Current Advisory Agreement contains similar provisions regarding the advisory services to be provided by the Adviser to the Existing Fund. The Current Advisory Agreement requires the Adviser to conduct the investment advisory services provided under the Agreement separate from its commercial banking business. There is no similar provision in the New Advisory Agreement.

  FEES

      The New Advisory Agreement provides that the Adviser is entitled to receive advisory fees from the New Fund at the annual rate of 0.60% of the New Fund's average daily net assets. This is the same advisory fee rate payable to the Adviser under the Current Advisory Agreement.

  PAYMENT OF EXPENSES

      Under the New Advisory Agreement, the Adviser is to pay all expenses incurred by it in connection with its activities under the Agreement, other than the cost of securities (including brokerage commissions, if any) purchased for the New Fund. The Current Advisory Agreement contains similar provisions regarding the Adviser's payment of expenses.

      Under the New Advisory Agreement, the New Fund is responsible for paying a portion of the fees and salaries of RBB's officers and directors. Under the Current Advisory Agreement, the Existing Fund is responsible for paying only costs incurred by the Disinterested Trustees of the Trust.

  BROKERAGE

      Under the New Advisory Agreement, subject to the Adviser's obligation to obtain best price and execution, the Adviser has full discretion to select brokers or dealers to effect the purchase and sale of securities for the New Fund. The Adviser is permitted, in its discretion and to the extent permitted by law, to purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the New Fund and/or other accounts over which the Adviser exercises investment discretion. Subject to the review of the RBB directors, from time to time and at least quarterly, with respect to the extent and continuation of such policy, the Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the New Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction ("Soft Dollar Arrangements") if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercised investment discretion. The Current Advisory Agreement provides that the Adviser may engage in Soft Dollar Arrangements subject to Board approval.

  TRADE AGGREGATION

      The New Advisory Agreement authorizes the Adviser to aggregate securities orders. The Current Advisory Agreement has no similar provision.

  LIMITATION OF LIABILITY

      The New Advisory Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the New Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Current Advisory Agreement contains substantially identical provisions regarding limitation of liability.

  INDEMNIFICATION

      The New Advisory Agreement provides that the New Fund will indemnify the Adviser for losses to the fullest extent permitted under the Maryland General Corporation Law, except for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Advisory Agreement. The Current Agreement provides that the Existing Fund will indemnify the Adviser and each of the Adviser's directors, officers, employees, agents, associates and controlling persons and the directors, officers, employees and agents thereof (including any individual who serves at the Adviser's request as director, officer, partner, member, trustee or the like of another entity) for losses, except losses arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee's position.

  CONTINUANCE

      If all of the proposals described in this Proxy Statement are approved by shareholders at the Meeting, the New Advisory Agreement will become effective at the effective time of the reorganization and will continue until August 16, 2006, unless earlier terminated. The New Advisory Agreement may be continued from year to year thereafter by a majority vote of the RBB directors, including a majority of the Disinterested Directors, cast in person at a meeting called for that purpose, or by a vote of a majority of all outstanding shares of the New Fund. The Current Advisory Agreement contains substantially identical provisions regarding continuance of the Agreement.

  TERMINATION

      The New Advisory Agreement provides that it can be terminated at any time on 60 days' prior written notice to the other party, without the payment of any penalty, by RBB (by vote of the RBB directors or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser. The New Advisory Agreement also provides that it will immediately terminate in the event of its assignment. The Current Advisory Agreement contains substantially identical provisions regarding termination.

  GOVERNING LAW

      The New Advisory Agreement provides that it is to be governed by the laws of the State of Delaware. The Current Advisory Agreement provides that it is to be governed by the laws of the State of Kentucky.

ADDITIONAL INFORMATION REGARDING THE ADVISER

      The Adviser is a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") and is located at 501 South 4th Street, Louisville, Kentucky 40202. Hilliard Lyons is a wholly-owned subsidiary of PNC HL Holding Corp., which is a wholly-owned subsidiary of PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. PNC HL Holding Corp.'s address is 222 Delaware Avenue, Wilmington, Delaware 19801. As of May 31, 2005, the Adviser managed individual, corporate, fiduciary and institutional accounts with assets of approximately $3.4 billion. The Adviser also serves as investment adviser to the Hilliard-Lyons Government Fund, Inc., an open-end money market mutual fund with assets of $1.4 billion as of May 31, 2005.

      Listed below are the names and principal occupations of each of the directors and principal executive officers of the Adviser. The principal business address of each director and principal executive officer, as it relates to his or her duties at the Adviser, is 501 South 4th Street, Louisville, Kentucky 40202.

      NAME                                         PRINCIPAL OCCUPATION
--------------------     ------------------------------------------------------------------------------
James R. Allen           Director, Chairman, Chief Executive Officer and President of the Adviser
                           (principal executive officer)

Joan L. Gulley           Director, Chief Executive Officer of PNC Advisors

Joseph C. Guyaux         Director, President of PNC Financial Services Group, Inc.

William S. Demchak       Director, Executive Vice Chairman and Chief Financial Officer of PNC Financial
                         Services Group, Inc.

Carmella Rasi Miller     Director, Chief Administrative Officer and Executive Vice President of the
                         Adviser

James Michael Rogers     Director, Chief Operating Officer of the Adviser

Paul James Moretti       Chief Financial Officer of the Adviser

John Randall Bugh        Executive Vice President of the Adviser


      W. Patrick Mulloy serves as a Disinterested Trustee of the Trust. Mr. Mulloy's father owns approximately 2,115 shares of common stock of PNC, an affiliate of the Adviser, which is valued at approximately $115,479 as of July 1, 2005 and represents less than 1% of PNC's outstanding shares. Mr. Mulloy's brother owns 1,000 shares of common stock of PNC, which is valued at approximately $54,600 as of July 1, 2005 and represents less than 1% of PNC's outstanding shares. In addition, Mr. Mulloy, together with his father, brothers, and other unrelated investors are jointly liable on a $500,000 promissory note to PNC on a Louisville, Kentucky based real estate investment.


      Besides Mr. Mulloy, no other trustee or officer of the Trust has any ownership interest or has any other material direct or indirect interest in the Adviser or any person controlling, controlled by or under common control with the Adviser. Besides Mr. Mulloy, no trustee or officer of the Trust has any material interest, direct or indirect, in any material transactions since July 1, 2003, or in any material proposed transactions, to which the Adviser, a parent of the Adviser ("Adviser Parent"), any subsidiary of the Adviser, or any subsidiary of an Adviser Parent was or is a party, other than matters described in the Proxy Statement.


      Pursuant to the Current Advisory Agreement, for the fiscal year ended June 30, 2004, the Existing Fund paid the Adviser advisory fees of $1,022,886. The Adviser did not waive advisory fees or reimburse expenses during such period. For the fiscal year ended June 30, 2004, the Existing Fund paid Hilliard Lyons $410,241, under the 12b-1 Distribution Plan.

PROPOSAL THREE: RATIFICATION OF ELECTION OF CURRENT DIRECTORS OF RBB

      The Existing Fund will become a series of RBB if shareholders approve all of the proposals described in this Proxy Statement. The current trustees and officers of the Existing Fund will not serve as directors and officers of RBB. The individuals listed below currently serve as directors and officers of RBB. The current directors of RBB were previously elected by RBB shareholders on August 30, 2002. The shareholders of the Existing Fund are being asked to ratify the election of the individuals listed below as directors of RBB.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                               TERM OF                                         IN FUND         OTHER
                             POSITION(S)      OFFICE AND                                       COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS, AND        HELD WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)     OVERSEEN BY      HELD BY
      DATE OF BIRTH             FUND        TIME SERVED(1)         DURING PAST 5 YEARS        DIRECTOR *     DIRECTOR
      -------------             ----        --------------         -------------------        ----------     --------
DISINTERESTED DIRECTORS:

Julian A. Brodsky             Director      1988 to present   Since 1969, Director and Vice       16         Director,
Comcast Corporation                                           Chairman, Comcast Corporation                   Comcast
1500 Market Street,                                           (cable television and                         Corporation
35th Floor                                                    communications); Director,
Philadelphia, PA 19102                                        NDS Group PLC (provider of
DOB: 7/16/33                                                  systems and applications for
                                                              digital pay TV).

Francis J. McKay              Director      1988 to present   Since 2000, Vice President,         16           None
Fox Chase Cancer Center                                       Fox Chase Cancer Center
333 Cottman Avenue                                            (biomedical research and
Philadelphia, PA 19111                                        medical care); prior to 2000,
DOB: 12/06/35                                                 Executive Vice President, Fox
                                                              Chase Cancer Center.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                               TERM OF                                         IN FUND         OTHER
                             POSITION(S)      OFFICE AND                                       COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS, AND        HELD WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)     OVERSEEN BY      HELD BY
      DATE OF BIRTH             FUND        TIME SERVED(1)         DURING PAST 5 YEARS        DIRECTOR *     DIRECTOR
      -------------             ----        --------------         -------------------        ----------     --------
Arnold M. Reichman            Director      1991 to present   Since December 2000,                16           None
106 Pierrepont Street                                         Director, Gabelli Partners,
Brooklyn, NY 11201                                            L.P. (an investment
DOB: 5/21/48                                                  partnership); Chief Operating
                                                              Officer and member of the
                                                              Board of Directors of
                                                              Outercurve Technologies
                                                              (wireless enabling services)
                                                              until April 2001; Chief
                                                              Operating Officer and member
                                                              of the Executive Operating
                                                              Committee of Warburg Pincus
                                                              Asset Management, Inc.;
                                                              Executive Officer and
                                                              Director of Credit Suisse
                                                              Asset Management Securities,
                                                              Inc. (formerly Counsellors
                                                              Securities, Inc.) and
                                                              Director/Trustee of various
                                                              investment companies advised
                                                              by Warburg Pincus Asset
                                                              Management, Inc. until
                                                              September 15, 1999; Prior to
                                                              1997, Managing Director of
                                                              Warburg Pincus Asset
                                                              Management, Inc.

Marvin E. Sternberg           Director      1991 to present   Since 1974, Chairman,               16         Director,
Moyco Technologies, Inc.                                      Director and President, Moyco                    Moyco
200 Commerce Drive                                            Technologies, Inc.                           Technologies,
Montgomeryville, PA 18936                                     (manufacturer of precision                       Inc.
DOB: 3/24/34                                                  coated and industrial
                                                              abrasives). Since 1999,
                                                              Director, Pennsylvania
                                                              Business Bank.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                               TERM OF                                         IN FUND         OTHER
                             POSITION(S)      OFFICE AND                                       COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS, AND        HELD WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)     OVERSEEN BY      HELD BY
      DATE OF BIRTH             FUND        TIME SERVED(1)         DURING PAST 5 YEARS        DIRECTOR *     DIRECTOR
      -------------             ----        --------------         -------------------        ----------     --------
  INTERESTED DIRECTORS:(2)

Robert Sablowsky              Director      1991 to present   Since July 2002, Senior Vice        16           None
Oppenheimer & Company, Inc.                                   President and prior thereto,
200 Park Avenue                                               Executive Vice President of
New York, NY 10166                                            Oppenheimer & Co., Inc.,
DOB: 4/16/38                                                  formerly Fahnestock & Co.,
                                                              Inc. (a registered
                                                              broker-dealer).

J. Richard Carnall            Director      2002 to present   Director of PFPC Inc. from          16           None
400 Bellevue Parkway                                          January 1987 to April 2002,
Wilmington, DE 19809                                          Chairman and Chief Executive
DOB: 9/25/38                                                  Officer of PFPC Inc. until
                                                              April 2002, Executive Vice
                                                              President of PNC Bank,
                                                              National Association from
                                                              October 1981 to April 2002,
                                                              Director of PFPC
                                                              International Ltd. (financial
                                                              services) from August 1993 to
                                                              April 2002, Director of PFPC
                                                              International (Cayman) Ltd.
                                                              (financial services) from
                                                              September 1996 to April 2002;
                                                              Director of International
                                                              Dollar Reserve Fund, Ltd.
                                                              (Cayman mutual fund company)
                                                              from September 1993 to
                                                              present; Director of
                                                              Cornerstone Bank from 2004 to
                                                              present; International
                                                              Governor of the Investment
                                                              Company Institute (investment
                                                              company industry trade
                                                              organization) from July 1996
                                                              to January 2002; Director of
                                                              PNC Asset Management, Inc.
                                                              (investment advisory) from
                                                              September 1994 to March 1998;
                                                              Director of PNC National Bank
                                                              from October 1995 to November
                                                              1997; Director of Haydon
                                                              Bolts, Inc. (bolt
                                                              manufacturer) and Parkway
                                                              Real Estate Company
                                                              (subsidiary of Haydon Bolts,
                                                              Inc.) since 1984.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                               TERM OF                                         IN FUND         OTHER
                             POSITION(S)      OFFICE AND                                       COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS, AND        HELD WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)     OVERSEEN BY      HELD BY
      DATE OF BIRTH             FUND        TIME SERVED(1)         DURING PAST 5 YEARS        DIRECTOR *     DIRECTOR
      -------------             ----        --------------         -------------------        ----------     --------
OFFICERS

Edward J. Roach               President     1991 to present   Certified Public Accountant;        N/A           N/A
400 Bellevue Parkway             and              and         Vice Chairman of the Board, Fox
4th Floor                     Treasurer     1988 to present   Chase Cancer Center; Trustee
Wilmington, DE  19809                                         Emeritus, Pennsylvania School
DOB: 6/29/24                                                  for the Deaf; Trustee Emeritus,
                                                              Immaculata University;
                                                              President or Vice President and
                                                              Treasurer of various investment
                                                              companies advised by
                                                              subsidiaries of PNC Bank Corp.
                                                              from 1981 to 1997; Managing
                                                              General Partner, President
                                                              since 2002, Treasurer since
                                                              1981 and Chief Compliance
                                                              Officer since September 2004 of
                                                              Chestnut Street Exchange Fund;
                                                              Director of the Bradford Funds,
                                                              Inc. from 1996 to 2000.

Tina M. Payne                 Secretary          2005         Since 2003, Vice President and      N/A           N/A
301 Bellevue Parkway                          to present      Associate Counsel, PFPC Inc.
2nd Floor                                                     (financial services company);
Wilmington, DE 19809                                          Associate, Stradley, Ronon,
DOB: 5/19/74                                                  Stevens & Young, LLC (law firm)
                                                              from 2001 to 2003.

Salvatore Faia, Esquire,        Chief         Since 2004      Senior Legal Counsel, PFPC Inc.     N/A           N/A
CPA Vigilant Compliance       Compliance                      from 2002 to 2004; Chief Legal
186 Dundee Drive,              Officer                        Counsel, Corviant Corporation
Suite 700                                                     (Investment Adviser,
Williamstown, NJ 08094                                        Broker-Dealer and Service
DOB: 12/25/62                                                 Provider to Investment Advisers
                                                              and Separate Accountant
                                                              Providers) from 2001 to 2002;
                                                              Partner, Pepper Hamilton LLP
                                                              (law firm) from 1997 to 2001.

* Each director overseas sixteen portfolios of RBB that are currently offered for sale. RBB is authorized to offer two additional portfolios that have not commenced operations as of the date of this Proxy Statement.

(1) Each director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of RBB or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of RBB as that term is defined in the 1940 Act. Mr. Carnall is an "interested director" of RBB because he owns shares of PNC. The investment adviser to RBB's Money Market Portfolio, BlackRock Institutional Management Corporation, and RBB's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of PNC. Mr. Sablowsky is considered an "interested director" of RBB by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" directors as defined by the 1940 Act and the remaining four of whom are Disinterested Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below. The Board held six meetings during the fiscal year ended August 31, 2004.

      AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Disinterested Directors, i.e., Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2004.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Disinterested Directors, i.e., Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2004.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Disinterested Directors, i.e., Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as directors of RBB. The Nominating Committee has adopted a charter, which is attached as Appendix C to this Proxy Statement. The Nominating Committee did not convene during the fiscal year ended August 31, 2004.

      In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee's view in order for it to make an assessment. The Nominating Committee shall assess shareholder nominees in the same manner as it reviews its own nominees. Any recommendation must be submitted in writing to the Nominating Committee in care of the Fund's Secretary at 301 Bellevue Parkway, 2nd Floor,

Wilmington, Delaware 19809, and should include at a minimum the following information as to each individual named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Nominating Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate's qualifications.


      RBB's Board of Directors has adopted a process for shareholders to send communications to the Board of Directors, a committee thereof or an individual director. Any such communication should be sent in writing addressed to the Board of Directors of RBB, Inc., the specific committee thereof or individual director in care of the Secretary of RBB at PFPC Inc., 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. RBB's Secretary is responsible for determining, in consultation with other officers of RBB, counsel and other advisers, as appropriate, which shareholder communications will be relayed to the Board, committee or individual director. The Secretary may determine not to forward any letter to the Board, committee or individual director that does not relate to the business of RBB.


DIRECTOR OWNERSHIP OF SHARES OF RBB

      The following table sets forth the dollar range of equity securities beneficially owned by each RBB director in all of the RBB portfolios (which for each director comprise all registered investment companies within RBB's family of investment companies overseen by him), as of May 31, 2005:


                                                                          AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                       REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF               OVERSEEN BY DIRECTOR WITHIN THE
    NAME OF DIRECTOR            EQUITY SECURITIES IN THE NEW FUND       FAMILY OF INVESTMENT COMPANIES
    ----------------            ---------------------------------       ------------------------------
DISINTERESTED DIRECTORS:
Julian A. Brodsky                              -0-                              Over $100,000
Francis J. McKay                               -0-                              Over $100,000
Arnold M. Reichman                             -0-                              Over $100,000
Marvin E. Sternberg                            -0-                                   -0-

INTERESTED DIRECTORS:
J. Richard Carnall                             -0-                                   -0-
Robert Sablowsky                               -0-                              Over $100,000

DIRECTORS' COMPENSATION

      During the past fiscal year ending August 31, 2004, RBB paid each director at the rate of $15,000 annually and $1,250 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with such meeting. In addition, the Chairman of the Board received an additional fee of $6,000 for his services in this capacity for the fiscal year ended August 31, 2004. Effective September 1, 2004, each director will receive $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that is not held in conjunction with such meeting. In addition, the Chairman of the Board will receive an additional fee of $6,600 per year for his services in this capacity. Directors continue to be reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the fiscal year ended August 31, 2004, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                                                        PENSION OR                              TOTAL COMPENSATION
                                 AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL     FROM FUND AND FUND
                             COMPENSATION FROM      ACCRUED AS PART OF      BENEFITS UPON        COMPLEX PAID TO
NAME OF DIRECTOR                 REGISTRANT           FUND EXPENSES           RETIREMENT            DIRECTORS
----------------                 ----------           -------------           ----------            ---------
DISINTERESTED DIRECTORS:

Julian A. Brodsky Director        $23,750                  N/A                   N/A                 $23,750

Francis J. McKay                  $25,000                  N/A                   N/A                 $25,000
Director

Arnold M. Reichman Director       $23,750                  N/A                   N/A                 $23,750

Marvin E. Sternberg               $25,000                  N/A                   N/A                 $25,000
Director

INTERESTED DIRECTORS:

J. Richard Carnall
Director and Chairman             $29,750                  N/A                   N/A                 $29,750

Robert Sablowsky Director         $23,750                  N/A                   N/A                 $23,750

      As of December 31, 2004, the Disinterested Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of RBB's investment advisers or PFPC Distributors, Inc., or of any person directly or indirectly controlling, controlled by, or under common control with RBB's investment advisers or PFPC Distributors, Inc.

      On October 24, 1990, RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach, President and Treasurer of RBB ), pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.

By virtue of the services performed by RBB's investment advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. No officer, director or employee of the RBB's investment advisers or PFPC Distributors, Inc. currently receives any compensation from RBB.

EVALUATION BY BOARD OF TRUSTEES OF THE TRUST

      At its May 24, 2005 meeting, the Board of Trustees of the Trust reviewed the composition of the Board of Directors of RBB and the qualifications and experience of each of the current RBB directors. The trustees noted that each of the current RBB directors had previously been elected by the shareholders of RBB. Based upon the foregoing, the trustees approved the election of the current RBB directors and recommended that shareholders of the Existing Fund ratify such election.


INFORMATION REGARDING THE NEW FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

         RBB's Board of Directors, including a majority of the Disinterested Directors, have selected Deloitte & Touche LLP ("D&T"), an independent registered public accounting firm, to audit the financial statements of the New Fund. D&T also serves as the independent registered public accounting firm for the Existing Fund. Representatives of D&T are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence. D&T began serving as the independent registered public accounting firm for RBB's Money Market Portfolio for the fiscal year ended August 31, 2004. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the other portfolios offered by RBB.

AUDIT FEES

         The aggregate fees billed for professional services rendered by D&T for the audit of the RBB Money Market Portfolio's annual financial statements or services that are normally provided by D&T in connection with statutory and regulatory filings or engagements were $19,500 for the fiscal year ended August 31, 2004.

AUDIT-RELATED FEES

         The aggregate fees billed for assurance and related services by D&T that are reasonably related to the performance of the audit of the RBB Money Market Portfolio's financial statements and are not reported in the paragraph above were $850 for the fiscal year ended August 31, 2004 - for out-of-pocket expenses related to the audit.

TAX FEES

         The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended August 31, 2004.

ALL OTHER FEES

         The aggregate fees billed for products and services provided by D&T, other than the services reported above were $0 for the fiscal year ended August 31, 2004.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

         PRE-APPROVAL REQUIREMENTS OF RBB. The Audit Committee pre-approves all auditing services and permissible non-audit services (e.g., tax services) to be provided to RBB by D&T, including the fees associated with those services.

         PRE-APPROVAL REQUIREMENTS OF AFFILIATES. Additionally, the Audit Committee pre-approves any engagement of D&T to provide non-audit services to an investment adviser of an RBB portfolio or to any affiliate of such investment adviser that provides ongoing services to RBB, if the engagement relates directly to the operations and financial reporting of RBB.

         DELEGATION. The Audit Committee may delegate to the Chairman of the Audit Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Audit Committee at its next scheduled meeting.

         PROHIBITED SERVICES. The Audit Committee shall confirm with D&T that D&T is not performing contemporaneously with RBB's audit any prohibited non-audit services for RBB, any investment adviser of a portfolio of RBB, or any affiliates of RBB or such investment advisers. D&T is responsible for informing the Audit Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

         The Audit Committee pre-approved 100% of the audit and non-audit services provided by D&T to RBB during the fiscal year ended August 31, 2004.

         The percentage of hours expended on D&T's engagement to audit RBB's financial statements for the fiscal year ended August 31, 2004 that were attributed to work performed by persons other than D&T's full-time, permanent employees was less than fifty percent.

         The aggregate non-audit fees billed by D&T for services rendered to RBB, and rendered to RBB's investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the advisers that provide ongoing services to RBB was $0 for the fiscal year ended August 31, 2004.

         The Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to any RBB investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with investment adviser that provides ongoing services to RBB that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X is compatible with maintaining D&T's independence.

                                 VOTING MATTERS

           THE TRUST'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                                 THE PROPOSALS.

      GENERAL INFORMATION. The Trust's Board is furnishing this Proxy Statement in connection with the solicitation of proxies for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust and RBB may also solicit proxies by telephone or otherwise. Shareholders may vote by (1) mail by marking, signing, dating and returning the enclosed Proxy Card in the enclosed postage-paid envelope; (2) by touch-tone telephone voting; or (3) by Internet voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.


      Only shareholders of record of the Existing Fund at the close of business on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 14,379,279.667 shares of the Existing Fund outstanding and entitled to vote. Each whole and fractional share of each class of the Existing Fund is entitled to a whole or fractional votes as the case may be.


      If the accompanying Proxy Card is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting. If no specification is made on the proxy card, your proxy will be voted FOR each Proposal. You may also vote your proxy by telephone or over the Internet as described in the enclosed Proxy Card.

      SHAREHOLDER APPROVALS. The Reorganization Agreement is being submitted for approval at the Special Meeting by the Existing Fund's shareholders pursuant to the Trust's Declaration of Trust and Bylaws. The Reorganization Agreement must be approved by the vote of a majority of all outstanding voting securities of the Existing Fund. The vote of a majority of outstanding voting securities means the vote at the Meeting of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Existing Fund, whichever is less.

      The New Advisory Agreement is being submitted to shareholders for approval at the Meeting pursuant to the terms of the Reorganization Agreement. The New Advisory Agreement must be approved by the affirmative vote of a "majority of the outstanding shares" of the Existing Fund. For purposes of this proposal, the vote of a "majority of the "outstanding shares" of the Existing Fund means the vote of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
(ii) more than 50% of the outstanding shares of the Existing Fund, whichever is less. The election of the current directors of RBB also is being submitted to shareholders for ratification at the Meeting pursuant to the terms of the Reorganization Agreement. The ratification of the current directors of RBB must be approved by the affirmative vote of the holders of the Existing Fund present in person or by proxy holding more than 50% of the shares of the holders present in person or by proxy.


      PRINCIPAL SHAREHOLDERS. As of the Record Date, to the knowledge of the Trust, there were no beneficial owners that owned 5% or more of the outstanding shares of the Existing Fund.




      BENEFICIAL OWNERSHIP OF SHARES BY TRUST MANAGEMENT. As of the Record Date, the following persons were the only trustees and executive officers of the Trust who were record owners or, to the knowledge of the Trust, beneficial owners of shares of the Existing Fund.


NAME AND ADDRESS*         AMOUNT OF SHARES OWNED     PERCENTAGE OF EXISTING FUND
----------------          ----------------------     ---------------------------

Robert L. Decker          6,572.022                  0.05%
John Russell Ray, Jr.     1,657.778                  0.01%
W. Patrick Mulloy         2,323.922                  0.02%
James M. Rogers           3,959.683                  0.03%


*The address for Messrs. Decker, Ray, Mulloy and Rogers is c/o J.J.B. Hilliard, W.L. Lyons, Inc., 501 South 4th Street, Louisville, Kentucky 40202. As of the Record Date, the trustees and officers of the Trust held as a group beneficially or of record less than 1% of the outstanding shares of the Existing Fund.

      QUORUM. Holders of one-third of the outstanding shares of the Existing Fund entitled to vote, represented in person or by proxy, shall be a quorum for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals is not received by the Trust, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting. Any such adjournment(s) will require the affirmative vote of a majority of the Existing Fund shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR each Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the Proposal against any adjournment(s). For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a Proposal with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, shareholders are urged to forward their Proxy Cards promptly. Abstentions and broker "non-votes" will have the effect of a vote against a Proposal for purposes of obtaining the requisite approval of the Proposal.

      SHAREHOLDER PROPOSALS. The Trust does not presently intend to hold annual meetings of shareholders for the election of trustees and other business unless required to do so by the 1940 Act or otherwise. Any proposal by a shareholder for consideration at a subsequent meeting of shareholders, if any, should be sent, within a reasonable time prior to the meeting, in writing to the Trust at 501 South 4th Street, Louisville, Kentucky 40202.

      TRUSTEES AND OFFICERS. Information about the Existing Fund's current trustees and officers, including their names, positions with the Existing Fund, and association with Hilliard Lyons is set forth below. The address for each individual listed below, unless otherwise noted, is c/o J. J. B. Hilliard, W. L. Lyons, Inc., 501 South 4th Street, Louisville, Kentucky 40202.

                                   POSITION WITH THE
              NAME                 EXISTING FUND
              ----                 -------------

      W. Patrick Mulloy .......... Disinterested Trustee, Chairman of the Board

      Robert L. Decker ........... Disinterested Trustee

      John Russell Ray, Jr. ...... Disinterested Trustee

      James M. Rogers ............ President and Chief Executive Officer;
                                   Director, Executive Vice President and Chief
                                   Operating Officer of Hilliard Lyons

      Alan F. Morel .............. Vice President;
                                   Senior Vice President of Hilliard Lyons

      Joseph C. Curry, Jr. ....... Vice President, Assistant Treasurer and Chief
                                   Accounting Officer;
                                   Senior Vice President of Hilliard Lyons

      Joel L. Weiss .............. Treasurer and Chief Financial Officer
      103 Bellevue Parkway
      Wilmington, DE 19809

      Jeannie L. Oster ........... Secretary
                                   Vice President of Hilliard Lyons

      Timothy Riordan ............ Assistant Secretary
                                   Vice President of Hilliard Lyons

                             ADDITIONAL INFORMATION

      OTHER MATTERS. The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. However, if any other matters properly come before the meeting that the Trust did not have notice of in a reasonable time prior to the mailing of this Proxy Statement, the holders of the Proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the Proxy.


JULY 18, 2005


      SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

      THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2004 AND SEMI-ANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED DECEMBER 31, 2004 (THE "REPORTS"). REQUESTS FOR COPIES OF THE REPORTS SHOULD BE DIRECTED TO THE TRUST AT THE ADDRESS AT THE BEGINNING OF THIS PROXY STATEMENT OR BY TELEPHONE AT 1-800-444-1854. THE REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                     This page is intentionally left blank.

                                   APPENDIX A








                              AGREEMENT AND PLAN OF

                                 REORGANIZATION

                                 BY AND BETWEEN

                          HILLIARD LYONS RESEARCH TRUST

                                       AND

                               THE RBB FUND, INC.




                            DATED AS OF JULY 8, 2005

                                TABLE OF CONTENTS

                                                                            PAGE

1.  CERTAIN DEFINITIONS......................................................A-1

2.  THE REORGANIZATION.......................................................A-2

3.  CALCULATIONS.............................................................A-2

4.  VALUATION OF ASSETS......................................................A-2

5.  VALUATION TIME...........................................................A-3

6.  EFFECTIVE TIME OF THE REORGANIZATION.....................................A-3

7.  TERMINATION OF THE TRUST.................................................A-3

8.  CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND
    AGREEMENTS OF THE TRUST..................................................A-3

9.  CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND
    AGREEMENTS OF THE COMPANY................................................A-5

10. SHAREHOLDER ACTION ON BEHALF OF THE ACQUIRED FUND........................A-6

11. N-1A POST-EFFECTIVE AMENDMENT AND PROXY SOLICITATION MATERIALS...........A-6

12. COMPANY CONDITIONS.......................................................A-7

13. TRUST CONDITIONS.........................................................A-8

14. TAX OPINION..............................................................A-9

15. TAX DOCUMENTS...........................................................A-10

16. FURTHER ASSURANCES......................................................A-10

17. TERMINATION OF REPRESENTATIONS AND WARRANTIES...........................A-10

18. TERMINATION OF AGREEMENT................................................A-10

19. AMENDMENT AND WAIVER....................................................A-10

20. GOVERNING LAW...........................................................A-10

21. SUCCESSORS AND ASSIGNS..................................................A-10

22. BENEFICIARIES...........................................................A-10

23. NOTICES.................................................................A-11

24. EXPENSES................................................................A-11

25. ENTIRE AGREEMENT........................................................A-11

26. COUNTERPARTS............................................................A-11

27. NO BROKERS OR FINDERS...................................................A-11

28. VALIDITY................................................................A-12

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE

29. EFFECT OF FACSIMILE SIGNATURE...........................................A-12

30. HEADINGS................................................................A-12

31. COMPANY LIABILITY.......................................................A-12

32. TRUST LIABILITY.........................................................A-12

                      AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 8th day of July, 2005, by Hilliard Lyons Research Trust, a Delaware statutory trust (the "Trust"), on behalf of the Acquired Fund (as hereafter defined); The RBB Fund, Inc., a Maryland corporation (the "Company"), on behalf of the Acquiring Fund (as hereafter defined); and Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") (for purposes of Section 24 of this Agreement only).

                                   BACKGROUND

         WHEREAS, each of the Trust and the Company is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Trust offers one investment portfolio known as the Senbanc Fund (the "Acquired Fund");

         WHEREAS, the Company has recently organized, or will soon organize, an investment portfolio known as the Senbanc Fund (the "Acquiring Fund") for the purpose of acquiring the assets of the Acquired Fund;

         WHEREAS, each of the parties hereto desires, upon the terms and subject to the conditions set forth herein, to enter into and perform the reorganization described herein (the "Reorganization"), pursuant to which, among other things, at the time hereinafter set forth, (1) the Acquired Fund shall transfer all of its Assets (as hereinafter defined), subject to all of its Liabilities (as hereinafter defined), to the Acquiring Fund, in exchange for shares of common voting stock issued by the Acquiring Fund (the shares issued to the Acquired Fund by the Acquiring Fund in exchange for all of the Assets, subject to all of the Liabilities, of the Acquired Fund in connection with the Reorganization, collectively, "Acquiring Fund Shares"), and (2) the Acquired Fund shall then distribute to its shareholders of record the Acquiring Fund Shares received by or on behalf of the Acquired Fund;

         WHEREAS, each of the parties intends that the Acquiring Fund will have nominal assets and liabilities before the Reorganization, will conduct no business activities before the Reorganization other than those necessary to consummate the Reorganization, and will continue the investment operations of the Acquired Fund; and

         WHEREAS, the parties intend that in connection with the Reorganization, the Trust shall be deregistered and terminated as described in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   CERTAIN DEFINITIONS. As used herein,

          (a) The term "Assets" shall mean all property and assets of every description and of any nature whatsoever including, without limitation, cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividend and interest receivables), deferred or prepaid expenses, goodwill and other intangible property, books and records, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2(d) hereof.

          (b) The term "Liabilities" shall mean all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise, including, with respect to the Trust and the Acquired Fund, any current or future obligation to indemnify the Trust's current Trustees, acting in their capacities as such, to the fullest extent permitted by law and the Trust's Declaration of Trust (the "Declaration of Trust") and By-Laws, in each case, as in effect as of the date of this Agreement as if the Trust and such Declaration of Trust and By-Laws were still in existence at the time an indemnification request or obligation may arise.

     2.   THE REORGANIZATION.

          (a) At the Effective Time of the Reorganization (as hereinafter defined), (i) the Acquired Fund shall transfer, assign and convey to the Acquiring Fund all of the Assets, subject to all of the Liabilities, of the Acquired Fund, and (ii) the Acquiring Fund shall accept all such Assets and assume all such Liabilities, such that at and after the Effective Time of the

Reorganization: (1) all of the Assets of the Acquired Fund shall become and be Assets of the Acquiring Fund, (2) all of the Liabilities of the Acquired Fund shall become and be liabilities of, and shall attach to, the Acquiring Fund, and
(3) such Liabilities of the Acquired Fund may thenceforth be enforced only against the Acquiring Fund to the same extent as if such Liabilities had been incurred by the Acquiring Fund, subject to any defense and/or set off that the Trust or the Acquired Fund was entitled to assert immediately prior to the Effective Time of the Reorganization with respect to any such Liability, and subject to any defense and/or set off that the Company or the Acquiring Fund may from time to time be entitled to assert against the creditor thereof.

          (b) In exchange for the transfer of all of the Assets of the Acquired Fund to the Acquiring Fund as provided in paragraph (a) above, the Acquiring Fund shall assume all of the Liabilities of the Acquired Fund as provided in paragraph (a) above and shall also simultaneously issue, at the Effective Time of the Reorganization, to the Acquired Fund, the number of full and fractional (to the third decimal place) Acquiring Fund Shares of the Acquiring Fund, determined and adjusted as provided in Section 3 hereof.

          (c) Immediately upon receipt of the Acquiring Fund Shares of the Acquiring Fund in accordance with paragraph (b) above, the Acquired Fund shall distribute, in complete liquidation, pro rata to the shareholders of record of the Acquired Fund at the Effective Time of the Reorganization (such shareholders of record of the Acquired Fund as of such time, collectively, the "Recordholders"), the Acquiring Fund Shares that have been so received.

          (d) At the Effective Time of the Reorganization, each shareholder of record of the Acquired Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared before the Effective Time of the Reorganization shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person held on the Distribution Record Date.

          (e) Promptly upon receipt of instructions from the Trust delivered pursuant to this paragraph (e), the Company shall, in accordance with such instructions, record on its books the ownership, by the Recordholders, of the number of Acquiring Fund Shares distributed to such Recordholders.

          (f) Promptly after the Acquired Fund has liquidated as provided in paragraph (c) above, the Trust shall cancel on its books all of the shares (including, without limitation, any treasury shares) of the Acquired Fund, and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Acquired Fund in accordance with paragraph (b) above.

          (g) Upon completion of the tasks required by paragraphs (a) through
(f) above with respect to the Acquired Fund, the transfer books of the Trust with respect to the Acquired Fund shall be permanently closed.

     3.   CALCULATIONS.

          (a) The number of Acquiring Fund Shares issued to the Acquired Fund pursuant to Section 2(b) hereof will be equal to the number of shares of the Acquired Fund outstanding at the Valuation Time (as hereafter defined).

          (b) The net asset value per share of the Acquiring Fund shall be the net asset value per share of the Acquired Fund at the Valuation Time (as hereafter defined) computed in the manner set forth in the Acquired Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act").

     4. VALUATION OF ASSETS. The value of the Assets of the Acquired Fund shall be the value of such Assets computed as of the time at which the Acquired Fund's net asset value is calculated at the Valuation Time (as hereinafter defined). The net asset value of the Assets of the Acquired Fund to be transferred to the Acquiring Fund shall be computed by the Trust. In determining the value of the securities transferred by the Acquired Fund to the Acquiring Fund, each security shall be priced by the Trust in accordance with the pricing policies and procedures of the Acquired Fund as described in its then current prospectus and statement of additional information. The Company and the Trust agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

     5. VALUATION TIME. The valuation time shall be 4:00 p.m., Eastern Time, on August 31, 2005, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Company or the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     6. EFFECTIVE TIME OF THE REORGANIZATION. Delivery by the Acquired Fund of its Assets to the Acquiring Fund, delivery by the Acquiring Fund of its Acquiring Fund Shares to the Acquired Fund, and liquidation of the Acquired Fund, in each case, pursuant to Section 2 hereof, shall occur at the opening of business on the next business day following the Valuation Time (or on such other date following the Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Effective Time of the Reorganization". To the extent any Assets of the Acquired Fund are, for any reason, not transferred to the Acquiring Fund at the Effective Time of the Reorganization, the Trust shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     7. TERMINATION OF THE TRUST. Promptly following the Effective Time of the Reorganization, the Trust shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Trust has ceased to be an investment company; provided that until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). In addition, promptly following the Effective Time of the Reorganization, the Trust shall be terminated pursuant to its Declaration of Trust and shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

     8. CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE TRUST. The Trust, on behalf of itself and the Acquired Fund, represents, warrants, covenants and agrees as follows:

          (a) The Trust is a statutory trust duly created pursuant to its Declaration of Trust under the laws of the State of Delaware and is validly existing and in good standing under the laws of the State of Delaware.

          (b) The Trust is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

          (c) The Trust and the Acquired Fund each currently has the power to own all of its Assets and, subject to the approval of shareholders referred to in Section 10 hereof, to carry out and consummate the transactions contemplated herein. The Trust and the Acquired Fund each currently has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and, to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly authorized, executed and delivered by the Trust, and represents the legal, valid and binding contract of the Trust, enforceable against the Trust in accordance with the terms hereof, subject as to enforcement to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws relating to or affecting the rights of creditors and to the exercise of judicial discretion in accordance with general principles of equity, whether in an action at law or in equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any other organizational document of the

Trust or any agreement, contract or other arrangement to which the Trust is a party or by which the Trust or its properties or Assets may be bound, subject or affected.

          (e) The Acquired Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquired Fund currently qualifies, and shall continue to qualify through the Effective Time of the Reorganization, as a regulated investment company under such Part for its taxable year that includes the date on which the Effective Time of the Reorganization occurs.

          (f) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including, without limitation, interest, additions to tax, and penalties thereon (collectively, "Taxes"), that relate to the Assets of the Trust or of the Acquired Fund, and that are either due or properly shown to be due on any tax return filed by the Trust or by the Acquired Fund have been fully and timely paid or provided for; and, to the Trust's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of the Acquired Fund.

          (g) All federal and other tax returns and reports of the Acquired Fund required by law to be filed on or before the Effective Time of the Reorganization, have been or will be filed in a timely manner, and all federal and other Taxes owed by the Trust on behalf of the Acquired Fund, have been or will be timely paid so far as due, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (h) The audited financial statements of the Acquired Fund for its fiscal year ended June 30, 2004, a copy of which has been previously furnished to the Company, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of the Acquired Fund as of the date indicated therein and (ii) the results of operations of the Acquired Fund for the periods indicated therein.

          (i) At the Valuation Time and the Effective Time of the
Reorganization, all Liabilities of the Acquired Fund which are required to be reflected in the net asset value per share of shares of the Acquired Fund in accordance with applicable law are reflected in the net asset value per share of the Acquired Fund.

          (j) To the Trust's knowledge, there are currently, and at the Valuation Time and the Effective Time of the Reorganization there shall be, no legal, administrative or other proceedings or investigations pending or, to the Trust's knowledge, threatened against or otherwise involving the Trust or the Acquired Fund which could result in liability on the part of the Trust or the Acquired Fund.

          (k) Subject to the approval of shareholders referred to in Section 10 hereof, at both the Valuation Time and the Effective Time of the Reorganization, the Trust, on behalf of the Acquired Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of the Acquired Fund. Upon delivery and payment for the Assets of the Acquired Fund as contemplated in
Section 2(b) above, the Acquiring Fund shall acquire good and marketable title to the Assets of the Acquired Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (l) Subject to the approval of shareholders referred to in Section 10 hereof, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by the Trust and by the Acquired Fund of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (m) At the time of the shareholders' meeting referred to in Section 10 hereof and at the Effective Time of the Reorganization, the proxy statement of the Trust shall, with respect to the Trust and the Acquired Fund: (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements thereon not misleading.

          (n) All of the issued and outstanding shares of the Acquired Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). All shares of the Acquired Fund issued on or after the date hereof shall be duly and validly issued, fully paid and non-assessable and offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). No shareholder of the Acquired Fund currently has, or will hereafter have, any statutory or contractual preemptive right of subscription or purchase in respect of any shares of the Acquired Fund.

          (o) The Trust shall not sell or otherwise dispose of any Acquiring Fund Shares received in the transactions contemplated herein, except in distribution to the Recordholders as contemplated herein.

     9. CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE COMPANY. The Company, on behalf of itself and the Acquiring Fund, represents, warrants, covenants and agrees as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

          (b) The Company is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

          (c) The Company currently has, and upon effectiveness of the Company Post-Effective Amendment (as hereinafter defined) the Acquiring Fund will have, the power to own all of its Assets and to carry out and consummate the transactions contemplated herein. The Company currently has, and upon effectiveness of the Company Post-Effective Amendment the Acquiring Fund will have, all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly authorized, executed and delivered by the Company, and represents the legal, valid and binding contract of the Company, enforceable against the Company in accordance with the terms hereof, subject as to enforcement to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws relating to or affecting the rights of creditors and to the exercise of judicial discretion in accordance with general principles of equity, whether in an action at law or in equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Charter or Bylaws of the Company or any other organizational document of the Company, or any agreement, contract or other arrangement to which the Company is a party or by which the Company or its properties or Assets may be bound, subject or affected.

          (e) The Acquiring Fund intends to qualify, and to continue to qualify for all taxable years, as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code.

          (f) All Taxes that relate to Assets of the Company or of the Acquiring Fund, and that are either due or properly shown to be due on any tax return filed by the Company or by the Acquiring Fund, have been fully and timely paid or provided for; and to the Company's knowledge, there are no levies, liens or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of the Company (or with respect to any Assets of the Acquiring Fund).

          (g) All federal and other tax returns and reports of the Company and the Acquiring Fund required by law to be filed on or before the Effective Time of the Reorganization have been or will be filed in a timely manner, and all federal and other Taxes owed by the Acquiring Fund or the Company on behalf of the Acquiring Fund have been or will be timely paid so far as due, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (h) The audited financial statements of the Company for its fiscal year ended August 31, 2004, a copy of which has been previously furnished to the Trust, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of the Company as of the date indicated therein and (ii) the results of operations of the Company for the periods indicated.

          (i) At the Valuation Time and the Effective Time of the Reorganization, all Liabilities of the Acquiring Fund which are required to be reflected in the net asset value per share of the Acquiring Fund Shares issued by the Acquiring Fund pursuant to this Agreement in accordance with applicable law are reflected in the net asset value per share of the Acquiring Fund.

          (j) To the Company's knowledge, there are currently, and at the Valuation Time and the Effective Time of the Reorganization there shall be, no legal, administrative or other proceedings or investigations pending or, to the Company's knowledge, threatened against or otherwise involving the Company or the Acquiring Fund which could result in liability on the part of the Company or the Acquiring Fund.

          (k) At the time of the shareholders' meeting referred to in Section 10 hereof and at the Effective Time of the Reorganization, the proxy statement of the Trust shall, with respect to the Company and the Acquiring Fund: (i) comply in all material respects with the provisions of the 1934 Act and the 1940 Act (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements thereon not misleading.

          (l) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity is required for the consummation by the Company and by the Acquiring Fund of the transactions contemplated by this Agreement except as may be required by the 1933 Act, 1934 Act, the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms hereof shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (n) The Acquiring Fund will have only nominal assets and no liabilities as of the Effective Time of the Reorganization and has not and will not prior to the Effective Time of the Reorganization engage in any business activity other than that which is necessary to consummate the transactions described in the Agreement.

     10. SHAREHOLDER ACTION ON BEHALF OF THE ACQUIRED FUND. Prior to the Effective Time of the Reorganization, the Board of Trustees of the Trust shall call, and the Trust shall hold, a meeting of the shareholders of the Acquired Fund for the purpose of considering and voting upon:

          (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation, the transfer by the Acquired Fund to the Acquiring Fund of all of the Assets belonging to the Acquired Fund and the assumption by the Acquiring Fund of all of the Liabilities of the Acquired Fund, in exchange for the Acquiring Fund Shares issued by the Acquiring Fund to the Acquired Fund in accordance with, and at the time set forth in, Section 2 hereof, and the termination, dissolution and complete liquidation of the Acquired Fund;

          (b) Approval of an investment advisory agreement between the Company and Hilliard Lyons with respect to the Acquiring Fund;

          (c) Ratification of the election of the Board of Directors of the Company and

          (d) Such other matters as may be determined by the Board of Trustees of the Trust.

     11.   N-1A POST-EFFECTIVE AMENDMENT AND PROXY SOLICITATION MATERIALS.

          (a) The Company shall file a post-effective amendment to its Registration Statement on Form N-1A (File Nos. 33-20827 and 811-5518) with the SEC as promptly as practicable registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, and such supplements and amendments thereto as may be required (the "Company Post-Effective Amendment").

          (b) The Trust shall file proxy solicitation materials of the Acquired Fund with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the matters referred to in Section 10 above, and such supplements and amendments thereto as may be required.

     12. COMPANY CONDITIONS. The obligations of the Company (and of the Acquiring Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of the Trust (including the determinations required by Rule 17a-8(a)(2) under the 1940 Act) and by the shareholders of the Acquired Fund, in each case, in the manner required by law.

          (b) The Trust shall have duly executed and delivered to the Company, on behalf of the Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as the Company may deem necessary or desirable to transfer to the Acquiring Fund all of the right, title and interest of the Acquired Fund in and to all of the Assets of the Acquired Fund. In each case, the Assets of the Acquired Fund so transferred shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (c) All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects on the date hereof, at the Valuation Time and at the Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Valuation Time and at the Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of the Acquired Fund or of the Trust since the date of the financial statements referred to in Section 8(h), other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 8(h). At the Effective Time of the Reorganization, the Company shall have received a certificate from the President or Vice President of the Trust, dated as of such date, certifying on behalf of the Trust that as of such date each of the conditions set forth in this clause (c) have been met.

          (d) The Company shall have received an opinion of Vedder, Price, Kaufman & Kammholz, P.C., counsel to the Trust, addressed to the Company, in form and substance reasonably satisfactory to the Company and dated as of the Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to the Company: (i) the Trust is a statutory trust duly created pursuant to its Declaration of Trust under the laws of the State of Delaware, and is validly existing and in good standing under the laws of the State of Delaware; (ii) the shares of the Acquired Fund outstanding at the Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund, and to such counsel's knowledge, no shareholder of the Acquired Fund has any statutory or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Trust and represents the legal, valid and binding contract of the Trust, enforceable against the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and other similar laws relating to or affecting the rights of creditors generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in an action at law or in equity, and such counsel shall express no opinion with respect to the provisions of the Agreement pertaining to the indemnification of Trustees of the Trust, as to the enforceability of any provision of the Agreement relating to remedies after default, or as to the availability of any specific or equitable relief of any kind; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of the Trust or any material agreement known to such counsel to which the Trust is a party or by which the Trust may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and Delaware securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (e) The Company Post-Effective Amendment shall have become effective under the 1933 Act and the 1940 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of the Company, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (f) At the Effective Time of the Reorganization, the Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Trust prior to or at the Valuation Time and the Effective Time of the Reorganization and the Company shall have received a certificate from the President or Vice President of the Trust, dated as of such date, certifying on behalf of the Trust that the conditions set forth in this clause (f) have been, and continue to be, satisfied.

          (g) The Trust's agreements with each of its service contractors shall have terminated at the Effective Time of the Reorganization and each party shall have received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

          (h) The Company shall have received the tax opinion provided for in
Section 14 hereof.

     13.   TRUST CONDITIONS. The obligations of the Trust (and of the Acquired
Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of the Company (including the determinations required by Rule 17a-8(a)(2) under the 1940 Act) and by the shareholders of the Acquired Fund, in each case, in the manner required by law.

          (b) All representations and warranties of the Company made in this Agreement shall be true and correct in all material respects on the date hereof, at the Valuation Time and at the Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Valuation Time and at the Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of the Company since the date of the financial statements referred to in Section 9(h) other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 9(h). At the Effective Time of the Reorganization, the Trust shall have received a certificate from the President or Vice President of the Company, dated as of such date, certifying on behalf of the Company that as of such date each of the conditions set forth in this clause
(b) have been met.

          (c) The Trust shall have received an opinion of Drinker Biddle & Reath LLP, counsel to the Company, addressed to the Trust, in form and substance reasonably satisfactory to the Trust and dated as of the Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to the Trust: (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (ii) the shares of the Acquiring Fund to be delivered to the Acquired Fund are duly authorized and upon delivery for the consideration provided for in this Agreement will be registered under the 1933 Act and the 1940 Act, validly issued, fully paid and non-assessable by the Acquiring Fund, and to such counsel's knowledge, no shareholder of the Acquiring Fund has any statutory or preemptive right to subscribe for or purchase the Acquiring Fund Shares; (iii) this Agreement has been duly authorized, executed and delivered by the Company and represents the legal, valid and binding contract of the Company, enforceable against the Company in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and other similar laws relating to or affecting the rights of creditors generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in an action at law or in equity, and such counsel shall express no opinion with respect to the provisions of the Agreement pertaining to the indemnification of Trustees of the Trust, as to the enforceability of any provision of the Agreement relating to remedies after default, or as to the availability of any specific or equitable relief of any kind; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Charter or Bylaws of the Company, or any material agreement known to such counsel to which the Company is a party or by which the Company may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Maryland securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The opinion may rely on the opinion of Venable LLP to the extent set forth in the opinion.

          (d) The Company Post-Effective Amendment shall have become effective under the 1933 Act and the 1940 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of the Company, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement, and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (e) At the Effective Time of the Reorganization, the Company shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by the Company prior to or at the Valuation Time and the Effective Time of the Reorganization and the Trust shall have received a certificate from the President or Vice President of the Company, dated as of such date, certifying on behalf of the Company that the conditions set forth in this clause (e) have been, and continue to be, satisfied.

          (f) The Trust shall have received the tax opinion provided for in
Section 14 hereof.

     14. TAX OPINION. The Company and the Trust shall receive an opinion of Drinker Biddle & Reath LLP addressed to both the Company and the Trust, in a form reasonably satisfactory to them and dated as of the Effective Time of the Reorganization, substantially to the effect that on the basis of certain facts, representations, qualifications and assumptions:

          (a) The transfer of all of the Acquired Fund's Assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Acquired Fund (followed by the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of shares of the Acquired Fund for Acquiring Fund Shares;

          (c) The aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will equal the aggregate tax basis of the shares of the Acquired Fund surrendered by that shareholder in the Reorganization;

          (d) The holding periods of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding periods of the Acquired Fund shares surrendered by that shareholder in the Reorganization, provided that the Acquired Fund shares are held by that shareholder as capital assets on the date of the exchange;

          (e) The Acquired Fund will recognize no gain or loss (A) upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of Liabilities of the Acquired Fund, or (B) upon the distribution of those Shares to the shareholders of the Acquired Fund;

          (f) The Acquiring Fund will recognize no gain or loss upon the receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities of the Acquired Fund;

          (g) The tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of that Asset in the hands of the Acquired Fund immediately before the transfer;

          (h) The holding period in the hands of the Acquiring Fund of each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which that Asset was held by the Acquired Fund; and

          (i) The Acquiring Fund will succeed to all other tax attributes of the Acquired Fund for Federal income tax purposes.

     In rendering the opinion described in this paragraph, Drinker Biddle & Reath LLP may require and, to the extent it deems necessary and appropriate, may rely upon reasonable and customary representations made in certificates of the Acquiring Fund and the Acquired Fund.

     15. TAX DOCUMENTS. The Trust shall deliver to the Company at the Effective Time of the Reorganization, confirmations and/or other evidence satisfactory to the Company as to the adjusted tax basis of the Assets of the Acquired Fund delivered to the Acquiring Fund in accordance with the terms of this Agreement.

     16. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such other party's obligations hereunder. In addition, the Trust shall deliver or cause to be delivered to the Company, each account, book, record and other document of the Trust required to be maintained by the Trust pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

     17. TERMINATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall terminate upon the consummation of the transactions contemplated herein; provided, however, that nothing contained in this Section 17 shall be construed to terminate the obligations of the Acquiring Fund to discharge the Liabilities of the Acquired Fund assumed pursuant to Section 2(b) hereof.

     18. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at any time at or prior to the Effective Time of the Reorganization by a vote of a majority of such party's Board of Directors or Trustees, as applicable, as provided below:

          (a) By the Company if the conditions set forth in Section 12 are not satisfied as specified in said Section;

          (b) By the Trust if the conditions set forth in Section 13 are not satisfied as specified in said Section; or

          (c)  By mutual consent of both parties.

If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties except as otherwise provided herein.

     19. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by applicable law) after approval of this Agreement by the shareholders of the Trust pursuant to Section 10 hereof, (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors or Trustees, as the case may be, and with or without the approval of their shareholders, amend, modify or terminate any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party's shareholders.

     20. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the internal laws of the State of Maryland, without giving effect to the conflicts of law principles of such state.

     21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the prior written consent of the other party.

     22. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto (including, without limitation, any shareholder of the Company or the Trust), other than the successors and permitted assigns of the parties.

     23. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case, properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

         If to the Company:

         The RBB Fund, Inc.
         400 Bellevue Parkway
         Wilmington, Delaware  19809
         Attention:  Edward J. Roach

         With copies to:

         Michael P. Malloy, Esq.
         Drinker Biddle & Reath LLP
         One Logan Square
         18th & Cherry Streets
         Philadelphia, Pennsylvania  19103-6996
         Fax:  (215) 988-2757

         If to the Trust:

         Hilliard Lyons Research Trust
         501 South 4th Street
         Louisville, Kentucky  40202
         Attention:  James M. Rogers

         With copies to:

         David A. Sturms, Esq.
         Vedder, Price, Kaufman & Kammholz, P.C.
         222 North LaSalle Street
         Chicago, Illinois  60601
         Fax:  (312) 609-5005

     24. EXPENSES. With regard to the expenses incurred by the Trust and the Company in connection with this Agreement and the transactions contemplated hereby, Hilliard Lyons shall bear such expenses or cause one of its affiliates to bear such expenses.

     25. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     26. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     27. NO BROKERS OR FINDERS. The Trust, on behalf of both itself and the Acquired Fund, and the Company, on behalf of both itself and the Acquiring Fund, each hereby represents and warrants to the other party hereto that that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     28. VALIDITY. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     29. EFFECT OF FACSIMILE SIGNATURE. A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any Transfer Document shall have the same effect as if executed in the original by such officer.

     30. HEADINGS. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     31. COMPANY LIABILITY. Both parties specifically acknowledge and agree that any liability of the Company under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of the Company shall be liable with respect thereto.

     32. TRUST LIABILITY. The name "Hilliard Lyons Research Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated January 12, 1999, as amended from time to time, and all persons dealing with the Trust or the Acquired Fund must look solely to the property of the Trust or the Acquired Fund for the enforcement of any claims, as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                 HILLIARD LYONS RESEARCH TRUST



                                 By:   /s/ James M. Rogers
                                       ----------------------------
                                       Name:  James M. Rogers
                                       Title:    President


                                 THE RBB FUND, INC.



                                 By:   /s/ Edward J. Roach
                                       ----------------------------
                                       Name:  Edward J. Roach
                                       Title:    President


                                 Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc., hereby joins in this Agreement with respect to, and agrees to be bound by, Section 24.


                                 By:   /s/ Joseph C. Curry, Jr.
                                       ----------------------------
                                       Name:  Joseph C. Curry, Jr.
                                       Title:    Senior Vice President

                                   APPENDIX B

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

                                  Senbanc Fund

     AGREEMENT made as of __________, 2005, between THE RBB FUND, INC., a Maryland corporation (herein called the "Fund"), and Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. (herein called the "Investment Advisor").

     WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act") and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

     WHEREAS, the Fund desires to retain the Investment Advisor to render certain investment advisory services to the Fund with respect to the Fund's Senbanc Fund (the "Portfolio"), and the Investment Advisor is willing to so render such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Fund hereby appoints the Investment Advisor to act as investment advisor for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Advisor with copies properly certified or authenticated of each of the following:

             (a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Advisor and the execution and delivery of this Agreement;

             (b) A prospectus and statement of additional information relating to each class of Shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (the "1933 Act") (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).

     The Fund will promptly furnish the Investment Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

     In addition to the foregoing, the Fund will also provide the Investment Advisor with copies of the Fund's Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Advisor with any amendments of or supplements to such documents.

     3. MANAGEMENT OF THE PORTFOLIO. Subject to the supervision of the Board of Directors of the Fund, the Investment Advisor will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment Advisor will provide the services rendered by it hereunder in accordance with the Portfolio's investment objectives, restrictions and policies as stated in the applicable Prospectus and the Statement of Additional Information, provided that the Investment Advisor has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Advisor further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Advisor agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

     4. BROKERAGE. Subject to the Investment Advisor's obligation to obtain best price and execution, the Investment Advisor shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Advisor places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Advisor is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Advisor is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Advisor, provided that the Investment Advisor determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Advisor's overall responsibilities with respect to accounts as to which the Investment Advisor exercises investment discretion. The Investment Advisor may aggregate securities orders so long as the Investment Advisor adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio's securities be purchased from or sold to the Fund's principal underwriter, the Investment Advisor, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

     The Investment Advisor shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment

Advisor, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Advisor to the Fund and the Investment Advisor's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

     5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Advisor further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Advisor in the performance of its duties hereunder. The Investment Advisor will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     6. SERVICES NOT EXCLUSIVE. The Investment Advisor and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Advisor to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.

     Nothing in this Agreement shall limit or restrict the Investment Advisor or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Advisor and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Advisor shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Advisor, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

     The Investment Advisor agrees that this Paragraph 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Advisor to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Advisor under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Advisor agrees that this Paragraph 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Advisor arising under federal or state law, including Section 36 of the 1940 Act. The

Investment Advisor agrees that this Paragraph 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

     7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Advisor hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     8. EXPENSES. During the term of this Agreement, the Investment Advisor will pay all expenses incurred by it in connection with its activities under this Agreement. The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Advisor. General expenses of the Fund not readily identifiable as belonging to a portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Advisor; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Fund are allocated to such class.

     9. VOTING. The Investment Advisor shall have the authority to vote as agent for the Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio's assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

     10. RESERVATION OF NAME. The Investment Advisor shall at all times have all rights in and to the Portfolio's name and all investment models used by or on behalf of the Portfolio. The Investment Advisor may use the Portfolio's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.

     No public reference to, or description of the Investment Advisor or its methodology or work shall be made by the Fund, whether in the Prospectus, Statement of Additional Information or otherwise, without the prior written consent of the Investment Advisor, which consent shall not be unreasonably withheld. In each case, the Fund shall provide the Investment Advisor a reasonable opportunity to review any such reference or description before being asked for such consent.

     11.     COMPENSATION.

             (a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Advisor from the assets of the Portfolio and the Investment Advisor will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.60% of the Portfolio's average daily net assets.

             (b) The fee attributable to the Portfolio shall be satisfied only against assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

     12. LIMITATION OF LIABILITY OF THE INVESTMENT ADVISOR. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Portfolio will indemnify the Investment Advisor against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Advisor. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Advisor was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Advisor was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither "interested persons" of the Portfolio nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Advisor shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Advisor shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Advisor shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Advisor will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

     The limitations on liability and indemnification provisions of this paragraph 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Advisor's rights to the Portfolio's name. The Investment Advisor shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term "Senbanc" in the name of the Portfolio.

     13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2006. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16 PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Advisor, or by the Investment Advisor at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

     14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     16. CHANGE IN MEMBERSHIP. The Investment Advisor shall notify the Fund of any change in its membership within a reasonable time after such change.

     17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                         THE RBB FUND, INC.


                                         By:
                                              ------------------------------
                                                 Title:
                                                 Name:

                                         HILLIARD LYONS RESEARCH
                                            ADVISORS, A DIVISION OF J.J.B.
                                            HILLIARD W.L. LYONS, INC.


                                         By:
                                              ------------------------------
                                                 Name:
                                                 Title:

                     This page is intentionally left blank.

                                                                      APPENDIX C

                               THE RBB FUND, INC.

                          NOMINATING COMMITTEE CHARTER

SECTION 1.   PURPOSE & SCOPE


     The Board of Directors (the "Board") of The RBB Fund, Inc. (the "Fund") has established a Nominating Committee (the "Committee") that is responsible for recommending to the Board persons to serve as directors for the Fund.


SECTION 2.   MEMBERSHIP


     The Committee shall consist of two or more of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board shall appoint the members of the Committee and its Chairperson by a majority vote of ^the Board members. The compensation, if any, of the Committee members shall be as determined by the Board.


SECTION 3.   NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

     (a) In evaluating candidates, the Committee shall take into consideration such factors as it deems appropriate. The Committee may, in its discretion, establish specific, minimum qualifications or skills that must be met by candidates.

     (b) The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee's view in order for them to make an assessment. The Committee shall assess shareholder nominees in the same manner as it reviews its own nominees. Any recommendation must be submitted in writing to the Committee in care of the Fund's Secretary at 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and should include at a minimum the following information as to each individual proposed for nomination as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate's qualifications.


SECTION 4.   ADDITIONAL RESPONSIBILITIES


     (a) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or to one or more Committee members.

     (b) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the recommendation of Board members or any Committee members.

SECTION 5.   PROCEDURAL MATTERS


     (a) The Committee shall meet as often as the Chairperson deems necessary or desirable.


     (b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report all of its actions to the Board at its next meeting following such actions.

     (c) The Committee shall review and reassess the adequacy of this Charter as frequently as it deems necessary and recommend any proposed changes to the Board for approval.

     (d) The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, including a professional search firm to identify potential candidates, that will be reimbursed by the Fund.





Adopted as of July 7, 2005

HILLIARD LYONS RESEARCH TRUST
501 SOUTH 4TH STREET
LOUISVILLE, KENTUCKY  40202


                       THREE EASY WAYS TO VOTE YOUR PROXY.
-------------------------------------------------------------------------------------
   TO VOTE BY TELEPHONE           TO VOTE BY INTERNET               TO VOTE BY MAIL
1) Read the Proxy            1)  Read the Proxy Statement    1)  Read the Proxy
   Statement and have the        and have the Proxy Card         Statement.
   Proxy Card below at           below at hand.              2)  Check the appropriate
   hand.                     2)  Go to WWW.PROXYWEB.COM          boxes on the reverse
2) Call 1-800-690-6903.      3)  Follow the simple               side.
3) Follow the simple             on-screen instructions.     3)  Sign and date the
   recorded instructions.                                        Proxy card.
                                                             4)  Return the Proxy
                                                                 card in the
                                                                 envelope provided.
-------------------------------------------------------------------------------------
          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
                                                ------



                           VOTE THIS PROXY CARD TODAY

                          HILLIARD LYONS RESEARCH TRUST
                              501 SOUTH 4TH STREET
                           LOUISVILLE, KENTUCKY 40202

                                  SENBANC FUND

                         SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF HILLIARD LYONS RESEARCH TRUST (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE SENBANC FUND TO BE HELD ON AUGUST 29, 2005 AT 10:00 A.M. (EASTERN TIME) AT KYE'S I AT WATERTOWN SQUARE, BUILDING 1-BALLROOM, 500 MISSOURI AVENUE, JEFFERSONVILLE, INDIANA 47130.

The undersigned hereby appoints James M. Rogers and John Russell Ray, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters, and at their discretion upon any other matter which may properly come before the Special Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON REVERSE WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                         Date_________________

                          ------------------------------------------------------



                          ------------------------------------------------------
                            Signature                     (SIGN IN THE BOX)

                          Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

           PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD
                   IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY

--------------------------------------------------------------------------------

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. |X|

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE UNDERSIGNED HEREBY ACKNOWLEDGES  RECEIPT OF THE NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS   OF   THE   SENBANC   FUND   AND   THE   PROXY   STATEMENT   DATED
July 18, 2005.



1.   Approval  of a  proposed  Agreement  and Plan of                    FOR              AGAINST                   ABSTAIN
     Reorganization   dated   July   8,   2005   (the                    |_|                |_|                       |_|
     "Reorganization   Agreement")   by  and  between
     Hilliard  Lyons Research Trust (the "Trust") and
     The RBB Fund, Inc.  ("RBB"),  which provides for
     and  contemplates (a) the transfer of all of the
     assets of the Senbanc Fund (the "Existing Fund")
     to a newly  organized  portfolio  of  RBB,  also
     named the Senbanc  Fund (the "New Fund") and the
     assumption  by  the  New  Fund  of  all  of  the
     liabilities  of the Existing  Fund,  in exchange
     for shares of the New Fund of equal  value;  (b)
     the  distribution  of the shares of the New Fund
     to  shareholders  of the Existing  Fund; and (c)
     the   termination,   dissolution   and  complete
     liquidation of the Trust (approval of Proposal 1
     is  conditioned  on the  approval of Proposals 2
     and 3).

2.   Approval of an Investment Advisory Agreement for                    FOR              AGAINST                   ABSTAIN
     the  New  Fund  with  Hilliard   Lyons  Research                    |_|                |_|                       |_|
     Advisors.

3. Ratification of the election of the current directors of RBB:

     Julian  A.  Brodsky    Arnold M. Reichman     Robert Sablowsky      FOR      WITHHOLD AUTHORITY         WITHHOLD AUTHORITY
     Francis J. McKay       Marvin E. Sternberg    J. Richard Carnall             for the  ratification      for the ratification
                                                                                  of the current directors   of certain  current
                                                                                  of RBB                     directors of RBB listed
                                                                                                             to the left
_______________________________________________________________________  |_|                |_|                     |_|
(INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO RATIFY THE  ELECTION  OF ANY
CURRENT DIRECTOR OF RBB, STRIKE OUT THE NAME OR NAMES LISTED ABOVE)


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                      - 2 -